UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3583

Fidelity Mt.Vernon Street Trust
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2004

Item 1. Reports to Stockholders

Fidelity®

Growth Company

Fund

Annual Report

November 30, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) website at www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2004	Past 1 year	Past 5 years	Past 10 years
Fidelity® Growth Company Fund	8.91%	-2.94%	12.12%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Growth Company Fund on November 30, 1994. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Steve Wymer, Portfolio Manager of Fidelity® Growth Company Fund

Despite surging oil prices, a struggling job market and four interest rate hikes in a five-month span, U.S. equity markets posted solid results for the 12-month period ending November 30, 2004, and were closing in on a second straight year in the black. There was great disparity in the market during the past year. For instance, value stocks trounced their growth counterparts during the period. To illustrate, the Russell 1000® Value Index shot up 19.67%, while the Russell 1000 Growth Index rose only 5.83%. Meanwhile, small- and mid-cap stocks vastly outperformed larger-cap stocks. Energy was the best-performing sector of the market, propelled by a spike in oil prices. Conversely, technology stocks dipped lower in response to a slowdown in corporate capital spending. For the 12-month period overall, the Standard & Poor's 500SM Index returned 12.86% - slightly above its historical average. Elsewhere, the Dow Jones Industrial AverageSM rose 8.85% and the tech-heavy NASDAQ Composite® Index advanced 7.50%.

Fidelity Growth Company Fund's shares were up 8.91% during the one-year period ending November 30, 2004, outperforming the 6.24% advance of the Russell 3000® Growth Index, but slightly trailing the 9.52% return for the LipperSM Growth Funds Average. Favorable security selection in and an overweighting of technology stocks made the biggest contributions to the fund's performance relative to its index. The fund's outperformance in the tech sector was fairly broad-based: Among its top performers were Internet search engine Google, personal computer manufacturer Apple Computer, storage vendor Network Appliance and semiconductor company Cree. Elsewhere, overweighting several strong-performing energy stocks relative to the index, including oil well drilling services providers Weatherford International and Diamond Offshore Drilling, also worked out well. In terms of disappointments, owning a few poor-performing airline stocks, namely Ryanair Holdings, JetBlue Airways and AMR Corp., the parent of American Airlines, held back the fund's relative results. The portfolio also gave back some relative performance in the consumer discretionary sector, where holdings in online retailers Netflix and Amazon.com, as well as digital video recording service provider TiVo, all had negative returns.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2004 to November 30, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value June 1, 2004	Ending Account Value November 30, 2004	Expenses Paid During Period* June 1, 2004 to November 30, 2004
Actual	$ 1,000.00	$ 1,037.60	$ 4.38
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,020.65	$ 4.35

* Expenses are equal to the Fund's annualized expense ratio of .86%; multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Network Appliance, Inc.	3.8	2.4
Microsoft Corp.	3.0	3.0
QUALCOMM, Inc.	2.5	2.1
Research In Motion Ltd.	2.3	0.8
UnitedHealth Group, Inc.	2.1	2.1
Pfizer, Inc.	2.1	3.6
Apple Computer, Inc.	2.0	0.3
Celgene Corp.	1.9	2.0
The Boeing Co.	1.8	1.5
Sepracor, Inc.	1.7	1.6
	23.2
Top Five Market Sectors as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	39.0	33.7
Health Care	27.8	29.2
Industrials	8.1	9.2
Consumer Discretionary	7.9	9.3
Consumer Staples	6.9	9.6
Asset Allocation (% of fund's net assets)
As of November 30, 2004*		As of May 31, 2004**
	Stocks 99.4%		Stocks 99.5%
	Short-Term Investments and Net Other Assets 0.6%		Short-Term Investments and Net Other Assets 0.5%
* Foreign investments	6.6%	** Foreign investments	4.6%

Annual Report

Investments November 30, 2004

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 7.9%
Auto Components - 0.2%
Goodyear Tire & Rubber Co. (a)(d)	3,050,000	$ 38,491
Hotels, Restaurants & Leisure - 1.4%
McDonald's Corp.	3,415,000	104,977
Starbucks Corp. (a)	2,429,200	136,667
The Cheesecake Factory, Inc. (a)	1,277,318	62,448
Wynn Resorts Ltd. (a)	400,000	23,236
		327,328
Household Durables - 0.2%
LG Electronics, Inc.	350,000	21,130
Tupperware Corp.	1,300,000	24,336
		45,466
Internet & Catalog Retail - 0.7%
Amazon.com, Inc. (a)	900,000	35,712
eBay, Inc. (a)	1,278,600	143,779
		179,491
Media - 1.6%
Comcast Corp. Class A (special) (a)	1,000,000	29,650
DreamWorks Animation SKG, Inc. Class A	784,100	28,980
Liberty Media Corp. Class A (a)	855,326	8,836
Liberty Media International, Inc. Class A (a)	42,766	1,842
Pixar (a)	480,000	43,522
Time Warner, Inc. (a)	1,631,950	28,902
TiVo, Inc. (a)(d)(e)	7,753,259	36,518
Viacom, Inc. Class B (non-vtg.)	841,977	29,217
Walt Disney Co.	211,500	5,685
XM Satellite Radio Holdings, Inc. Class A (a)(d)	4,840,000	178,644
		391,796
Multiline Retail - 0.7%
Kohl's Corp. (a)	165,000	7,616
Nordstrom, Inc.	1,015,000	44,406
Target Corp.	2,030,000	103,977
		155,999
Specialty Retail - 2.0%
Bed Bath & Beyond, Inc. (a)	349,200	13,943
Best Buy Co., Inc.	160,000	9,021
Gap, Inc.	357,825	7,818
Home Depot, Inc.	5,331,150	222,576
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Lowe's Companies, Inc.	1,100,400	$ 60,885
Staples, Inc.	5,197,068	165,838
		480,081
Textiles, Apparel & Luxury Goods - 1.1%
Coach, Inc. (a)	4,108,600	204,773
NIKE, Inc. Class B	842,000	71,284
		276,057
TOTAL CONSUMER DISCRETIONARY		1,894,709
CONSUMER STAPLES - 6.9%
Beverages - 1.0%
PepsiCo, Inc.	3,606,640	180,007
The Coca-Cola Co.	1,422,500	55,918
		235,925
Food & Staples Retailing - 2.3%
Albertsons, Inc.	1,025,000	25,933
Costco Wholesale Corp.	255,800	12,432
CVS Corp.	728,890	33,070
Sysco Corp.	2,779,400	96,584
Wal-Mart Stores, Inc.	4,726,700	246,072
Walgreen Co.	850,000	32,453
Whole Foods Market, Inc.	1,145,000	103,932
		550,476
Food Products - 1.5%
Archer-Daniels-Midland Co.	9,325,000	197,690
Dean Foods Co. (a)	566,280	17,934
Hershey Foods Corp.	425,000	22,015
Kraft Foods, Inc. Class A	1,824,600	62,401
McCormick & Co., Inc. (non-vtg.)	1,715,000	62,512
Wm. Wrigley Jr. Co.	20,000	1,376
		363,928
Household Products - 1.3%
Clorox Co.	1,610,000	88,743
Colgate-Palmolive Co.	575,000	26,444
Kimberly-Clark Corp.	576,600	36,678
Procter & Gamble Co.	2,980,600	159,402
		311,267
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Personal Products - 0.8%
Avon Products, Inc.	970,000	$ 36,414
Gillette Co.	3,773,496	164,109
		200,523
Tobacco - 0.0%
Altria Group, Inc.	100,380	5,771
TOTAL CONSUMER STAPLES		1,667,890
ENERGY - 4.1%
Energy Equipment & Services - 1.7%
Baker Hughes, Inc.	2,012,500	89,214
Diamond Offshore Drilling, Inc. (d)	827,900	31,013
Schlumberger Ltd. (NY Shares)	2,549,600	167,330
Weatherford International Ltd. (a)	2,395,120	127,852
		415,409
Oil & Gas - 2.4%
Anadarko Petroleum Corp.	1,690,000	117,624
Apache Corp.	2,495,000	134,880
ConocoPhillips	851,905	77,515
Devon Energy Corp.	3,340,000	138,343
EOG Resources, Inc.	535,000	40,162
Noble Energy, Inc.	425,000	27,111
Premcor, Inc.	1,066,000	47,490
		583,125
TOTAL ENERGY		998,534
FINANCIALS - 3.5%
Capital Markets - 0.6%
Charles Schwab Corp.	5,276,475	56,880
Nomura Holdings, Inc.	6,199,300	86,418
State Street Corp.	185,000	8,244
		151,542
Commercial Banks - 0.5%
Bank of America Corp.	1,470,000	68,017
Synovus Financial Corp.	426,900	11,526
Wells Fargo & Co.	750,000	46,328
		125,871
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Consumer Finance - 1.3%
American Express Co.	5,557,548	$ 309,611
Rewards Network, Inc. (a)	790,000	4,977
		314,588
Diversified Financial Services - 0.1%
Citigroup, Inc.	400,197	17,909
Insurance - 0.8%
American International Group, Inc.	2,438,750	154,495
Prudential Financial, Inc.	233,000	11,405
Scottish Re Group Ltd.	796,590	18,322
		184,222
Thrifts & Mortgage Finance - 0.2%
Fannie Mae	879,300	60,408
TOTAL FINANCIALS		854,540
HEALTH CARE - 27.8%
Biotechnology - 10.5%
Abgenix, Inc. (a)	1,375,000	13,956
Affymetrix, Inc. (a)(e)	6,095,700	206,949
Alexion Pharmaceuticals, Inc. (a)(e)	2,701,990	55,877
Alkermes, Inc. (a)(e)	7,069,290	97,486
Amgen, Inc. (a)	2,467,605	148,155
Amylin Pharmaceuticals, Inc. (a)	2,700,000	55,026
Applera Corp. - Celera Genomics Group (a)	7,459,848	105,035
Biogen Idec, Inc. (a)	244,164	14,328
Celgene Corp. (a)(e)	16,462,872	451,412
CV Therapeutics, Inc. (a)(d)(e)	3,244,700	70,345
Digene Corp. (a)	320,000	7,739
Exelixis, Inc. (a)	2,910,000	26,103
Gen-Probe, Inc. (a)	370,000	14,763
Genentech, Inc. (a)	1,065,800	51,425
Genzyme Corp. - General Division (a)	1,590,000	89,056
Human Genome Sciences, Inc. (a)(d)(e)	12,755,010	140,305
ImClone Systems, Inc. (a)	3,140,074	132,574
Immunomedics, Inc. (a)(e)	4,987,700	14,015
Medarex, Inc. (a)(d)	3,689,720	40,218
MedImmune, Inc. (a)	3,367,800	89,583
Millennium Pharmaceuticals, Inc. (a)	702,077	8,860
Myogen, Inc. (d)	1,063,000	8,674
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Biotechnology - continued
Neurocrine Biosciences, Inc. (a)(e)	2,187,908	$ 100,644
ONYX Pharmaceuticals, Inc. (a)(e)	1,814,612	56,761
OSI Pharmaceuticals, Inc. (a)(e)	4,452,160	211,834
Protein Design Labs, Inc. (a)	4,615,429	83,632
Regeneron Pharmaceuticals, Inc. (a)(d)(e)	5,327,200	49,117
Seattle Genetics, Inc. (a)	512,178	3,498
Tanox, Inc. (a)(e)	2,336,000	32,354
Telik, Inc. (a)	1,513,300	28,919
Transkaryotic Therapies, Inc. (a)	1,649,188	37,618
Vertex Pharmaceuticals, Inc. (a)(e)	8,018,687	85,158
		2,531,419
Health Care Equipment & Supplies - 3.9%
Alcon, Inc.	730,000	54,400
Boston Scientific Corp. (a)	1,263,000	43,965
Foxhollow Technologies, Inc.	342,700	8,876
Given Imaging Ltd. (a)(d)	260,000	8,661
Guidant Corp.	1,900,000	123,177
Hospira, Inc. (a)	4,596,520	148,146
IntraLase Corp.	395,000	7,051
Medtronic, Inc.	1,084,964	52,133
Millipore Corp. (a)(e)	3,315,000	161,507
Palomar Medical Technologies, Inc. (a)	405,000	9,125
St. Jude Medical, Inc. (a)	6,124,200	233,577
Thoratec Corp. (a)(d)(e)	4,097,809	40,978
Zimmer Holdings, Inc. (a)	730,970	59,647
		951,243
Health Care Providers & Services - 4.9%
Caremark Rx, Inc. (a)	1,570,000	56,143
Cerner Corp. (a)(d)(e)	3,561,760	187,776
Laboratory Corp. of America Holdings (a)	950,000	45,553
McKesson Corp.	510,000	15,071
Medco Health Solutions, Inc. (a)	2,986,360	112,645
Quest Diagnostics, Inc.	900,000	84,375
UnitedHealth Group, Inc.	6,195,700	513,314
WebMD Corp. (a)(e)	23,929,200	173,487
		1,188,364
Pharmaceuticals - 8.5%
Abbott Laboratories	2,815,200	118,126
Allergan, Inc.	500,000	36,750
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Pharmaceuticals - continued
Atherogenics, Inc. (a)(d)(e)	2,145,000	$ 50,858
Barr Pharmaceuticals, Inc. (a)	255,175	9,965
Bristol-Myers Squibb Co.	1,209,700	28,428
Dr. Reddy's Laboratories Ltd. ADR	1,725,000	30,550
Elan Corp. PLC sponsored ADR (a)(d)	12,650,000	333,960
Eli Lilly & Co.	520,000	27,732
Forest Laboratories, Inc. (a)	20,000	779
Johnson & Johnson	4,928,300	297,275
Merck & Co., Inc.	2,174,300	60,924
Pfizer, Inc.	17,846,000	495,583
Schering-Plough Corp.	4,487,600	80,104
Sepracor, Inc. (a)(e)	9,284,573	413,256
Wyeth	1,425,200	56,823
		2,041,113
TOTAL HEALTH CARE		6,712,139
INDUSTRIALS - 8.1%
Aerospace & Defense - 1.9%
Lockheed Martin Corp.	585,100	35,597
The Boeing Co.	7,990,000	428,024
		463,621
Air Freight & Logistics - 0.6%
Ryder System, Inc.	1,000,000	53,640
United Parcel Service, Inc. Class B	1,004,800	84,554
		138,194
Airlines - 2.7%
AMR Corp. (a)(d)(e)	15,962,500	144,141
JetBlue Airways Corp. (a)(d)(e)	8,198,312	196,841
Ryanair Holdings PLC warrants (UBS Warrant Programme) 2/25/06 (a)	3,230,000	21,855
Southwest Airlines Co.	17,516,763	275,539
		638,376
Commercial Services & Supplies - 0.8%
Hudson Highland Group, Inc. (a)(e)	909,391	24,835
Monster Worldwide, Inc. (a)	5,282,900	148,925
Robert Half International, Inc.	407,700	11,020
		184,780
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Electrical Equipment - 0.4%
American Power Conversion Corp.	4,000,000	$ 84,560
Color Kinetics, Inc.	353,500	5,720
Microvision, Inc. (a)(d)(e)	1,133,000	8,622
		98,902
Industrial Conglomerates - 1.5%
3M Co.	2,120,000	168,731
General Electric Co.	5,755,000	203,497
		372,228
Machinery - 0.2%
AGCO Corp. (a)	597,800	13,026
Deere & Co.	609,900	43,748
		56,774
TOTAL INDUSTRIALS		1,952,875
INFORMATION TECHNOLOGY - 39.0%
Communications Equipment - 8.7%
Avaya, Inc. (a)	6,985,000	114,694
CIENA Corp. (a)	724,400	1,847
Cisco Systems, Inc. (a)	10,062,600	188,271
Corning, Inc. (a)(d)	11,478,000	144,393
F5 Networks, Inc. (a)(e)	3,455,900	148,776
Harmonic, Inc. (a)	698,161	5,425
Harris Corp.	87,500	5,792
Juniper Networks, Inc. (a)	1,565,000	43,084
Motorola, Inc.	1,850,000	35,631
NMS Communications Corp. (a)(e)	2,969,798	18,971
Plantronics, Inc.	2,110,000	86,911
QUALCOMM, Inc.	14,633,400	609,042
Research In Motion Ltd. (a)	6,190,000	547,050
Sonus Networks, Inc. (a)(e)	24,708,070	163,320
		2,113,207
Computers & Peripherals - 9.3%
Adaptec, Inc. (a)	1,675,000	13,065
Apple Computer, Inc. (a)	7,110,000	476,726
Avid Technology, Inc. (a)(e)	2,437,600	139,114
Dell, Inc. (a)	8,935,600	362,071
Hewlett-Packard Co.	225,000	4,500
International Business Machines Corp.	749,800	70,661
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
Lexmark International, Inc. Class A (a)	326,900	$ 27,754
Network Appliance, Inc. (a)(e)	30,232,208	911,794
PalmOne, Inc. (a)(d)(e)	3,737,577	130,965
Pinnacle Systems, Inc. (a)(e)	5,828,029	30,422
Seagate Technology	3,250,000	48,685
Sun Microsystems, Inc. (a)	2,141,500	11,885
Western Digital Corp. (a)	2,175,000	21,250
		2,248,892
Electronic Equipment & Instruments - 1.2%
Dionex Corp. (a)(e)	1,200,000	68,868
RAE Systems, Inc. (a)	185,000	1,684
Symbol Technologies, Inc.	5,487,000	83,183
Trimble Navigation Ltd. (a)(e)	2,942,500	92,895
Universal Display Corp. (a)	1,155,000	11,261
Veeco Instruments, Inc. (a)(e)	1,555,000	30,151
		288,042
Internet Software & Services - 2.5%
Google, Inc. Class A (d)	2,257,448	413,113
Yahoo!, Inc. (a)	5,076,340	190,972
		604,085
IT Services - 1.5%
Cognizant Technology Solutions Corp. Class A (a)(e)	8,672,358	330,677
First Data Corp.	50,000	2,055
Hewitt Associates, Inc. Class A (a)	838,800	25,290
		358,022
Semiconductors & Semiconductor Equipment - 8.3%
Advanced Micro Devices, Inc. (a)	4,295,000	91,398
Altera Corp. (a)	2,369,400	53,738
Analog Devices, Inc.	1,949,900	72,049
Applied Materials, Inc. (a)	1,940,400	32,288
Atheros Communications, Inc. (d)(e)	2,520,000	28,199
Atheros Communications, Inc. (e)(f)	1,741,486	19,487
Cirrus Logic, Inc. (a)(e)	8,305,000	49,249
Cree, Inc. (a)(d)(e)	7,420,750	265,514
FEI Co. (a)(e)	2,770,000	59,250
Integrated Circuit Systems, Inc. (a)	97,600	2,307
Intel Corp.	9,815,800	219,383
International Rectifier Corp. (a)(e)	3,760,000	159,198
KLA-Tencor Corp. (a)	510,000	22,981
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Linear Technology Corp.	625,800	$ 23,881
Marvell Technology Group Ltd. (a)	2,526,655	81,005
Micron Technology, Inc. (a)	291,800	3,233
MIPS Technologies, Inc. (a)(e)	3,862,927	33,801
National Semiconductor Corp. (a)	9,633,204	148,929
O2Micro International Ltd. (a)(e)	3,439,790	41,621
PMC-Sierra, Inc. (a)	3,000,000	33,120
Power Integrations, Inc. (a)	1,237,500	24,416
Samsung Electronics Co. Ltd.	50,000	20,720
Sigmatel, Inc. (a)	13,800	494
Silicon Image, Inc. (a)(e)	7,663,800	128,752
Silicon Laboratories, Inc. (a)	230,315	6,942
Texas Instruments, Inc.	7,856,000	189,958
Trident Microsystems, Inc. (a)(e)	1,211,571	18,901
Virage Logic Corp. (a)(e)	2,096,790	31,515
Volterra Semiconductor Corp.	183,000	3,863
Xilinx, Inc.	4,535,100	141,586
		2,007,778
Software - 7.5%
Adobe Systems, Inc.	1,922,400	116,421
BEA Systems, Inc. (a)	11,233,728	90,769
Cognos, Inc. (a)	2,125,000	82,907
Macromedia, Inc. (a)	105,000	2,996
Magma Design Automation, Inc. (a)(e)	1,724,063	23,378
McAfee, Inc. (a)	200,000	5,780
Microsoft Corp.	26,715,000	716,229
Novell, Inc. (a)(e)	19,320,000	117,852
Opsware, Inc. (a)(d)	1,050,000	7,193
Oracle Corp. (a)	3,765,000	47,665
PalmSource, Inc. (a)(d)(e)	1,238,600	19,619
Red Hat, Inc. (a)(e)	18,349,401	265,699
RSA Security, Inc. (a)	1,305,000	27,601
Salesforce.com, Inc. (d)	3,455,000	60,324
Symantec Corp. (a)	3,442,900	219,691
Synopsys, Inc. (a)	20,000	353
VERITAS Software Corp. (a)	225,422	4,937
		1,809,414
TOTAL INFORMATION TECHNOLOGY		9,429,440
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - 1.6%
Chemicals - 1.0%
Dow Chemical Co.	715,000	$ 36,086
Minerals Technologies, Inc.	670,000	44,455
Monsanto Co.	3,660,189	168,442
		248,983
Metals & Mining - 0.6%
Barrick Gold Corp. (d)	592,500	14,553
Massey Energy Co.	2,865,000	100,619
Nucor Corp.	530,000	28,037
		143,209
TOTAL MATERIALS		392,192
TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.0%
Level 3 Communications, Inc. (a)(d)	525,000	1,811
Wireless Telecommunication Services - 0.5%
Nextel Communications, Inc. Class A (a)	3,700,000	105,302
Vodafone Group PLC sponsored ADR	312,660	8,526
		113,828
TOTAL TELECOMMUNICATION SERVICES		115,639
TOTAL COMMON STOCKS (Cost $21,580,814)		24,017,958
Preferred Stocks - 0.0%

Convertible Preferred Stocks - 0.0%
INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Procket Networks, Inc. Series C (a)(f)	2,531,390	0
Nonconvertible Preferred Stocks - 0.0%
HEALTH CARE - 0.0%
Biotechnology - 0.0%
Geneprot, Inc. Series A (f) (Cost $32,553)	1,373,363	4,807
Money Market Funds - 3.3%
	Shares	Value (Note 1) (000s)
Fidelity Cash Central Fund, 1.98% (b)	55,154,170	$ 55,154
Fidelity Securities Lending Cash Central Fund, 2.00% (b)(c)	739,003,625	739,004
TOTAL MONEY MARKET FUNDS (Cost $794,158)		794,158
TOTAL INVESTMENT PORTFOLIO - 102.7% (Cost $22,407,525)		24,816,923
NET OTHER ASSETS - (2.7)%		(647,752)
NET ASSETS - 100%		$ 24,169,171
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Affiliated company

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $24,294,000 or 0.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Atheros Communications, Inc.	4/18/01	$ 15,000
Geneprot, Inc. Series A	7/7/00	$ 7,553
Procket Networks, Inc. Series C	2/9/01	$ 25,000
Other Information

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the fund at period-end are noted in the fund's Schedule of Investments. Transactions during the period with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Affymetrix, Inc.	$ -	$ 196,511	$ -	$ -	$ 206,949
Alexion Pharmaceuticals, Inc.	40,913	8,226	-	-	55,877
Alkermes, Inc.	35,636	58,297	-	-	97,486
AMR Corp.	201,584	3,503	-	-	144,141
Atherogenics, Inc.	-	66,730	-	-	50,858
Atheros Communications, Inc.	-	26,832	-	-	28,199
Atheros Communications, Inc.	-	-	-	-	19,487
Avid Technology, Inc.	138,947	-	10,185	-	139,114
BEA Systems, Inc.	341,868	2,442	147,277	-	-
Celgene Corp.	366,520	10,635	-	-	451,412
Cerner Corp.	87,845	66,707	-	-	187,776
Cirrus Logic, Inc.	14,620	51,493	-	-	49,249
Cognizant Technology Solutions Corp. Class A	167,897	34,138	-	-	330,677
Cree, Inc.	134,591	2,352	-	-	265,514
CV Therapeutics, Inc.	50,814	9,620	1,957	-	70,345
Dionex Corp.	-	64,653	-	-	68,868
Esperion Therapeutics, Inc.	73,802	-	112,357	-	-
F5 Networks, Inc.	9,683	79,349	1,447	-	148,776
FEI Co.	42,378	22,589	-	-	59,250
Google, Inc. Class A	-	288,856	97,594	-	-
Harmonic, Inc.	50,994	2,689	38,619	-	-
Hewitt Associates, Inc. Class A	30,956	30,174	29,392	-	-
Hudson Highland Group, Inc.	3,489	20,345	731	-	24,835
Human Genome Sciences, Inc.	161,856	1,487	-	-	140,305
Immunomedics, Inc.	19,253	-	-	-	14,015
International Rectifier Corp.	5,189	139,748	-	-	159,198
JetBlue Airways Corp.	131,270	108,653	-	-	196,841
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Krispy Kreme Doughnuts, Inc.	$ 127,833	$ 27,016	$ 47,857	$ -	$ -
Magma Design Automation, Inc.	13,876	27,184	1,676	-	23,378
Microvision, Inc.	2,864	7,766	836	-	8,622
Millipore Corp.	109,808	42,003	2,335	-	161,507
MIPS Technologies, Inc.	20,771	371	-	-	33,801
Monster Worldwide, Inc.	76,398	65,940	19,646	-	-
National Semiconductor Corp.	473,656	-	226,327	-	-
Netflix, Inc.	39,200	60,102	43,833	-	-
Network Appliance, Inc.	494,489	188,838	751	-	911,794
Neurocrine Biosciences, Inc.	105,814	14,153	2,554	-	100,644
NMS Communications Corp.	19,655	-	2,904	-	18,971
Novell, Inc.	41,800	234,937	35,026	-	117,852
O2Micro International Ltd.	92,246	289	6,336	-	41,621
Omnivision Technologies, Inc.	168,747	12,033	57,315	-	-
ONYX Pharmaceuticals, Inc.	20,866	69,531	27,147	-	56,761
Orbitz, Inc. Class A	-	28,332	21,316	-	-
OSI Pharmaceuticals, Inc.	77,671	138,126	2,979	-	211,834
PalmOne, Inc.	-	138,890	-	-	130,965
PalmSource, Inc.	-	29,618	-	-	19,619
Photon Dynamics, Inc.	65,500	-	52,146	-	-
Pinnacle Systems, Inc.	52,859	-	2,590	-	30,422
Red Hat, Inc.	228,472	27,431	-	-	265,699
Regeneron Pharmaceuticals, Inc.	64,028	5,670	-	-	49,117
Sepracor, Inc.	208,564	37,669	-	-	413,256
Silicon Image, Inc.	52,235	7,575	-	-	128,752
Sonus Networks, Inc.	218,151	4,425	-	-	163,320
Tanox, Inc.	40,172	-	4,774	-	32,354
Thoratec Corp.	77,137	737	13,614	-	40,978
TiVo, Inc.	584	75,254	-	-	36,518
Trident Microsystems, Inc.	37,972	7,885	19,926	-	18,901
Trimble Navigation Ltd.	23,002	46,565	-	-	92,895
Veeco Instruments, Inc.	31,713	15,522	2,501	-	30,151
Vertex Pharmaceuticals, Inc.	66,745	4,034	-	-	85,158
Virage Logic Corp.	21,849	-	-	-	31,515
VISX, Inc.	68,666	-	63,356	-	-
WebMD Corp.	237,252	-	14,242	-	173,487
Total	$ 5,490,700	$ 2,613,925	$ 1,111,546	$ -	$ 6,339,064
Income Tax Information

At November 30, 2004, the fund had a capital loss carryforward of approximately $4,513,368,000 of which $1,894,396,000, $2,490,827,000 and $128,145,000 will expire on November 30, 2009, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	November 30, 2004

Assets
Investment in securities, at value (including securities loaned of $718,645) (cost $22,407,525) - See accompanying schedule		$ 24,816,923
Receivable for investments sold		147,544
Receivable for fund shares sold		19,565
Dividends receivable		98,824
Interest receivable		70
Prepaid expenses		98
Other affiliated receivables		64
Other receivables		2,044
Total assets		25,085,132

Liabilities
Payable to custodian bank	$ 15,802
Payable for investments purchased	116,543
Payable for fund shares redeemed	26,687
Accrued management fee	12,904
Other affiliated payables	4,906
Other payables and accrued expenses	115
Collateral on securities loaned, at value	739,004
Total liabilities		915,961

Net Assets		$ 24,169,171
Net Assets consist of:
Paid in capital		$ 26,385,768
Undistributed net investment income		34,359
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,660,393)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,409,437
Net Assets, for 449,228 shares outstanding		$ 24,169,171
Net Asset Value, offering price and redemption price per share ($24,169,171 ÷ 449,228 shares)		$ 53.80

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2004

Investment Income
Dividends		$ 140,755
Special Dividends		80,145
Interest		1,577
Security lending		3,066
Total income		225,543

Expenses
Management fee Basic fee	$ 132,864
Performance adjustment	4,431
Transfer agent fees	52,645
Accounting and security lending fees	1,830
Non-interested trustees' compensation	139
Depreciation in deferred trustee compensation account	(23)
Custodian fees and expenses	624
Registration fees	170
Audit	177
Legal	90
Interest	2
Miscellaneous	1,263
Total expenses before reductions	194,212
Expense reductions	(4,074)	190,138
Net investment income (loss)		35,405
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (Including realized gain (loss) of $(39,452) from affiliated issuers)	1,993,449
Foreign currency transactions	(625)
Total net realized gain (loss)		1,992,824
Change in net unrealized appreciation (depreciation) on: Investment securities	(79,764)
Assets and liabilities in foreign currencies	107
Total change in net unrealized appreciation (depreciation)		(79,657)
Net gain (loss)		1,913,167
Net increase (decrease) in net assets resulting from operations		$ 1,948,572

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2004	Year ended November 30, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 35,405	$ (4,632)
Net realized gain (loss)	1,992,824	153,382
Change in net unrealized appreciation (depreciation)	(79,657)	4,239,212
Net increase (decrease) in net assets resulting from operations	1,948,572	4,387,962
Share transactions Proceeds from sales of shares	5,916,605	6,440,907
Cost of shares redeemed	(6,076,697)	(4,871,342)
Net increase (decrease) in net assets resulting from share transactions	(160,092)	1,569,565
Total increase (decrease) in net assets	1,788,480	5,957,527

Net Assets
Beginning of period	22,380,691	16,423,164
End of period (including undistributed net investment income of $34,359 and $0, respectively)	$ 24,169,171	$ 22,380,691
Other Information Shares
Sold	116,542	154,109
Redeemed	(120,395)	(118,401)
Net increase (decrease)	(3,853)	35,708

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 49.40	$ 39.35	$ 52.85	$ 74.76	$ 74.58
Income from Investment Operations
Net investment income (loss) B	.08 C	(.01)	(.16)	(.17)	(.28)
Net realized and unrealized gain (loss)	4.32	10.06	(13.34)	(15.03)	7.26
Total from investment operations	4.40	10.05	(13.50)	(15.20)	6.98
Distributions from net realized gain	-	-	-	(6.71)	(6.80)
Net asset value, end of period	$ 53.80	$ 49.40	$ 39.35	$ 52.85	$ 74.76
Total Return A	8.91%	25.54%	(25.54)%	(22.55)%	9.22%
Ratios to Average Net Assets D
Expenses before expense reductions	.84%	.85%	1.12%	.98%	.87%
Expenses net of voluntary waivers, if any	.84%	.85%	1.12%	.98%	.87%
Expenses net of all reductions	.82%	.83%	1.08%	.95%	.85%
Net investment income (loss)	.15%	(.03)%	(.38)%	(.29)%	(.31)%
Supplemental Data
Net assets, end of period (in millions)	$ 24,169	$ 22,381	$ 16,423	$ 22,444	$ 29,079
Portfolio turnover rate	49%	47%	63%	93%	69%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Investment income per share reflects a special dividend which amounted to $.18 per share.

D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Growth Company Fund (the fund) is a fund of Fidelity Mt. Vernon Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends to net investment income per share is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 5,587,993
Unrealized depreciation	(3,326,115)
Net unrealized appreciation (depreciation)	2,261,878
Undistributed ordinary income	35,246
Capital loss carryforward	(4,513,368)

Cost for federal income tax purposes	$ 22,555,045

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $11,308,724 and $11,324,975, respectively.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .59% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .23% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $1,563 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $688 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program - continued

participating funds. At period end, there were no interfund loans outstanding. The fund's activity in this program during the period was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Earned (included in interest income)	Interest Expense
Borrower	$ 10,596	1.95%	-	$ 2

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $3,789 for the period. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $3 and $282, respectively.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Mt. Vernon Street Trust and Shareholders of Fidelity Growth Company Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Growth Company Fund (the Fund), a fund of Fidelity Mt. Vernon Street Trust, including the portfolio of investments, as of November 30, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Growth Company Fund as of November 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Boston, Massachusetts

January 11, 2005

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1982

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Growth Company (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
J. Michael Cook (62)

Year of Election or Appointment: 2001

Prior to Mr. Cook's retirement in May 1999, he served as Chairman and Chief Executive Officer of Deloitte & Touche LLP (accounting/consulting), Chairman of the Deloitte & Touche Foundation, and a member of the Board of Deloitte Touche Tohmatsu. He currently serves as a Director of Comcast (telecommunications, 2002), International Flavors & Fragrances, Inc. (2000), The Dow Chemical Company (2000), and Northrop Grumman Corporation (global defense technology, 2003). He is a Member of the Diversity Advisory Council of Marakon (2003) and the Advisory Council of the Public Company Accounting Oversight Board (PCAOB), Chairman Emeritus of the Board of Catalyst (a leading organization for the advancement of women in business), and is Chairman of the Accountability Advisory Council to the Comptroller General of the United States. He also serves as a Member of the Advisory Board of the Graduate School of Business of the University of Florida, his alma mater.

Ralph F. Cox (72)

Year of Election or Appointment: 1991

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of CH2M Hill Companies (engineering), and Abraxas Petroleum (petroleum exploration and production, 1999). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Donald J. Kirk (72)

Year of Election or Appointment: 1987

Mr. Kirk is a Governor of the American Stock Exchange (2001), a Trustee and former Chairman of the Board of Trustees of the Greenwich Hospital Association, a Director of the Yale-New Haven Health Services Corp. (1998), and a Director Emeritus and former Chairman of the Board of Directors of National Arts Strategies Inc. (leadership education for arts and culture). Mr. Kirk was an Executive-in-Residence (1995-2000) and a Professor (1987-1995) at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Previously, Mr. Kirk served as a Governor of the National Association of Securities Dealers, Inc. (1996-2002), a member and Vice Chairman of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995-2002), a Director of General Re Corporation (reinsurance, 1987-1998) and as a Director of Valuation Research Corp. (appraisals and valuations).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Annual Report

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Dirks, Ms. Small, and Mr. Wolfe may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Mt. Vernon Street Trust. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Mt. Vernon Street Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Cornelia M. Small (60)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Mt. Vernon Street Trust. Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2004

Member of the Advisory Board of Fidelity Mt. Vernon Street Trust. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

John B. McDowell (46)

Year of Election or Appointment: 2002

Vice President of Growth Company. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Steven S. Wymer (42)
Year of Election or Appointment: 1997 Vice President of Growth Company. Mr. Wymer also serves as Vice President of FMR and FMR Co., Inc. (2001).
Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Growth Company. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Growth Company. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Growth Company. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Growth Company. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Growth Company. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Growth Company. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Growth Company. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1986 Assistant Treasurer of Growth Company. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Francis V. Knox, Jr. (57)

Year of Election or Appointment: 2002

Assistant Treasurer of Growth Company. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), and is a Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002), Fidelity Management & Research (Far East) Inc. (1991-2002), and FMR Corp. (1995-2002).

Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Growth Company. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Growth Company. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Growth Company. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Growth Company. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on June 16, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.*
	# of Votes	% of Votes
Affirmative	11,409,332,516.64	72.882
Against	3,260,210,144.27	20.826
Abstain	678,535,496.25	4.334
Broker Non-Votes	306,568,548.60	1.958
TOTAL	15,654,646,705.76	100.000
PROPOSAL 2
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	14,583,400,319.55	93.157
Withheld	1,071,246,386.21	6.843
TOTAL	15,654,646,705.76	100.000
Ralph F. Cox
Affirmative	14,571,732,524.50	93.082
Withheld	1,082,914,181.26	6.918
TOTAL	15,654,646,705.76	100.000
Laura B. Cronin
Affirmative	14,403,325,218.88	92.007
Withheld	1,251,321,486.88	7.993
TOTAL	15,654,646,705.76	100.000
Robert M. Gates
Affirmative	14,585,233,401.72	93.169
Withheld	1,069,413,304.04	6.831
TOTAL	15,654,646,705.76	100.000
	# of Votes	% of Votes
George H. Heilmeier
Affirmative	14,594,586,462.70	93.228
Withheld	1,060,060,243.06	6.772
TOTAL	15,654,646,705.76	100.000
Abigail P. Johnson
Affirmative	14,560,528,472.79	93.011
Withheld	1,094,118,232.97	6.989
TOTAL	15,654,646,705.76	100.000
Edward C. Johnson 3d
Affirmative	14,529,687,967.52	92.814
Withheld	1,124,958,738.24	7.186
TOTAL	15,654,646,705.76	100.000
Donald J. Kirk
Affirmative	14,582,132,756.96	93.149
Withheld	1,072,513,948.80	6.851
TOTAL	15,654,646,705.76	100.000
Marie L. Knowles
Affirmative	14,601,265,136.66	93.271
Withheld	1,053,381,569.10	6.729
TOTAL	15,654,646,705.76	100.000
Ned C. Lautenbach
Affirmative	14,605,599,692.81	93.299
Withheld	1,049,047,012.95	6.701
TOTAL	15,654,646,705.76	100.000
Marvin L. Mann
Affirmative	14,580,125,404.96	93.136
Withheld	1,074,521,300.80	6.864
TOTAL	15,654,646,705.76	100.000
William O. McCoy
Affirmative	14,569,499,046.31	93.068
Withheld	1,085,147,659.45	6.932
TOTAL	15,654,646,705.76	100.000
	# of Votes	% of Votes
Robert L. Reynolds
Affirmative	14,598,307,412.02	93.252
Withheld	1,056,339,293.74	6.748
TOTAL	15,654,646,705.76	100.000
William S. Stavropoulos
Affirmative	14,569,692,813.67	93.069
Withheld	1,084,953,892.09	6.931
TOTAL	15,654,646,705.76	100.000
* Denotes trust-wide proposals and voting results.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
West Palm Beach, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

3518 Route 1 North
Princeton, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

1324 Polaris Parkway
Columbus, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

6005 West Park Boulevard
Plano, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment
Advisors

Fidelity Investments Japan Limited

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

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Structured Large Cap Growth Fund

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Please carefully consider the funds' investment objectives, risks, charges and expenses before investing. For this and other information, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

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(8 a.m. - 9 p.m.)

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(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

GCF-UANN-0105
1.786708.101

Fidelity®

New Millennium

Fund®

Annual Report

November 30, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2004	Past 1 year	Past 5 years	Past 10 years
Fidelity® New Millennium Fund®	1.49%	1.94%	18.26%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® New Millennium Fund® on November 30, 1994. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor's 500SM Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Neal Miller, Portfolio Manager of Fidelity® New Millennium Fund®

Despite surging oil prices, a struggling job market and four interest rate hikes in a five-month span, U.S. equity markets posted solid results for the 12-month period ending November 30, 2004, and were closing in on a second straight year in the black. There was great disparity in the market during the past year. For instance, value stocks trounced their growth counterparts during the period. To illustrate, the Russell 1000® Value Index shot up 19.67%, while the Russell 1000 Growth Index rose only 5.83%. Meanwhile, all- and mid-cap stocks vastly outperformed larger-cap stocks. Energy was the best-performing sector of the market, propelled by a spike in oil prices. Conversely, technology stocks dipped lower in response to a slowdown in corporate capital spending. For the 12-month period overall, the Standard & Poor's 500SM Index returned 12.86% - slightly above its historical average. Elsewhere, the Dow Jones Industrial AverageSM rose 8.85% and the tech-heavy NASDAQ Composite® Index advanced 7.50%.

Fidelity New Millennium Fund was up 1.49% during the year ending November 30, 2004, underperforming the S&P 500® and the 8.52% return of the LipperSM Capital Appreciation Funds Average. Overweighting information technology stocks - one of the worst-performing market sectors - caused the majority of the fund's performance shortfall relative to its index. Specifically, large positions in poor-performing communications equipment companies, such as QLogic, Foundry Networks and Adtran, proved disappointing. Other individual detractors that held back the fund's relative performance included cardiovascular stent manufacturer Boston Scientific and drug distributor McKesson. On the positive side of the ledger, several energy and materials holdings performed well. Oil drilling services and equipment providers Smith International and Schlumberger both appreciated nicely. Elsewhere, having a higher weighting than the index in the strong-performing stocks of copper producer Phelps Dodge, iron ore mining operator Cleveland-Cliffs and potash supplier Potash Corp. of Saskatchewan contributed to the fund's relative performance.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2004 to November 30, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value June 1, 2004	Ending Account Value November 30, 2004	Expenses Paid During Period* June 1, 2004 to November 30, 2004
Actual	$ 1,000.00	$ 1,058.60	$ 5.04
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,020.04	$ 4.96

*Expenses are equal to the Fund's annualized expense ratio of .98%; multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Smith International, Inc.	3.4	2.9
General Electric Co.	2.8	0.0
QLogic Corp.	2.6	3.0
Puma AG	2.4	2.1
The Cheesecake Factory, Inc.	2.2	1.8
Garmin Ltd.	2.2	1.4
Thor Industries, Inc.	2.1	2.0
Potash Corp. of Saskatchewan	1.8	0.1
Boston Scientific Corp.	1.8	5.3
Genentech, Inc.	1.7	2.2
	23.0
Top Five Market Sectors as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	26.3	29.6
Consumer Discretionary	23.3	23.4
Industrials	17.2	6.9
Health Care	8.2	15.6
Energy	7.4	8.0
Asset Allocation (% of fund's net assets)
As of November 30, 2004*		As of May 31, 2004**
	Stocks 94.9%		Stocks 96.8%
	Convertible Securities 0.1%		Convertible Securities 0.1%
	Short-Term Investments and Net Other Assets 5.0%		Short-Term Investments and Net Other Assets 3.1%
* Foreign investments	16.3%	** Foreign investments	17.7%

Annual Report

Investments November 30, 2004

Showing Percentage of Net Assets

Common Stocks - 94.9%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 23.3%
Automobiles - 4.1%
Brilliance China Automotive Holdings Ltd. sponsored ADR (d)	369,900	$ 7,424
Coachmen Industries, Inc.	357,900	5,751
Thor Industries, Inc.	2,218,600	74,101
Toyota Motor Corp. ADR	140,800	10,519
Winnebago Industries, Inc.	1,281,600	48,611
		146,406
Distributors - 0.3%
Li & Fung Ltd.	5,882,000	9,834
Hotels, Restaurants & Leisure - 4.1%
Boyd Gaming Corp.	34,200	1,257
Buffalo Wild Wings, Inc.	36,700	1,216
Famous Dave's of America, Inc. (a)	14,800	165
International Speedway Corp.:
Class A	338,022	16,526
Class B	228,100	11,063
Mandalay Resort Group	191,500	13,348
Outback Steakhouse, Inc.	70,000	3,031
P.F. Chang's China Bistro, Inc. (a)	239,700	13,481
Penn National Gaming, Inc. (a)	64,000	3,377
Pinnacle Entertainment, Inc. (a)	81,900	1,489
The Cheesecake Factory, Inc. (a)	1,619,425	79,174
		144,127
Household Durables - 4.7%
Champion Enterprises, Inc. (a)	3,064,000	35,175
Garmin Ltd. (d)	1,321,650	76,946
Harman International Industries, Inc.	440,900	54,165
Skyline Corp.	4,500	186
		166,472
Internet & Catalog Retail - 0.9%
eBay, Inc. (a)	291,400	32,768
Media - 3.7%
Catalina Marketing Corp.	28,900	812
E.W. Scripps Co. Class A	559,900	26,170
McGraw-Hill Companies, Inc.	80,800	7,089
Meredith Corp.	318,800	16,807
Reuters Group PLC sponsored ADR	992,800	43,763
Walt Disney Co.	242,200	6,510
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Media - continued
Washington Post Co. Class B	13,900	$ 13,038
XM Satellite Radio Holdings, Inc. Class A (a)(d)	482,900	17,824
		132,013
Multiline Retail - 0.5%
Neiman Marcus Group, Inc. Class A	196,500	12,833
Next PLC	214,000	6,557
		19,390
Specialty Retail - 1.0%
American Eagle Outfitters, Inc.	125,600	5,246
Claire's Stores, Inc.	1,097,100	22,326
Guitar Center, Inc. (a)	126,600	6,125
Hot Topic, Inc. (a)	150,600	2,465
		36,162
Textiles, Apparel & Luxury Goods - 4.0%
Columbia Sportswear Co. (a)	77,950	4,435
Deckers Outdoor Corp. (a)	159,700	6,950
NIKE, Inc. Class B	164,600	13,935
Polo Ralph Lauren Corp. Class A	147,300	5,802
Puma AG	305,676	84,237
Quiksilver, Inc. (a)	695,100	20,610
Stride Rite Corp.	506,100	5,572
		141,541
TOTAL CONSUMER DISCRETIONARY		828,713
CONSUMER STAPLES - 2.1%
Beverages - 0.2%
Allied Domecq PLC ADR	23,900	956
Constellation Brands, Inc. Class A (sub. vtg.) (a)	117,700	5,261
Pernod-Ricard	9,400	1,403
		7,620
Food & Staples Retailing - 1.2%
Albertsons, Inc.	1,273,900	32,230
Longs Drug Stores Corp.	368,400	9,836
		42,066
Food Products - 0.4%
Archer-Daniels-Midland Co.	361,100	7,655
Bunge Ltd.	123,900	6,532
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Food Products - continued
Lance, Inc.	33,727	$ 629
Smithfield Foods, Inc. (a)	32,000	930
		15,746
Personal Products - 0.3%
Avon Products, Inc.	279,200	10,481
TOTAL CONSUMER STAPLES		75,913
ENERGY - 7.4%
Energy Equipment & Services - 6.1%
BJ Services Co.	54,800	2,777
ENSCO International, Inc.	475,500	14,888
Rowan Companies, Inc. (a)	773,900	20,044
Schlumberger Ltd. (NY Shares)	853,000	55,982
Smith International, Inc. (a)	2,030,400	122,984
		216,675
Oil & Gas - 1.3%
Occidental Petroleum Corp.	262,700	15,817
Teekay Shipping Corp.	342,400	18,236
Tesoro Petroleum Corp. (a)	69,600	2,305
Valero Energy Corp.	208,500	9,756
		46,114
TOTAL ENERGY		262,789
FINANCIALS - 2.1%
Capital Markets - 0.5%
Ameritrade Holding Corp. (a)	157,500	2,194
Bear Stearns Companies, Inc.	139,100	13,573
		15,767
Diversified Financial Services - 1.3%
Chicago Mercantile Exchange Holdings, Inc. Class A	110,900	21,704
Leucadia National Corp.	137,500	8,621
Moody's Corp.	209,700	16,933
		47,258
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Insurance - 0.3%
Progressive Corp.	53,000	$ 4,822
W.R. Berkley Corp.	145,400	6,594
		11,416
TOTAL FINANCIALS		74,441
HEALTH CARE - 8.2%
Biotechnology - 2.2%
Biogen Idec, Inc. (a)	179,800	10,551
Genentech, Inc. (a)	1,233,700	59,526
ImmunoGen, Inc. (a)	76,500	598
Protein Design Labs, Inc. (a)	248,700	4,506
Regeneron Pharmaceuticals, Inc. (a)	191,500	1,766
Serologicals Corp. (a)	8,000	187
		77,134
Health Care Equipment & Supplies - 4.0%
Advanced Neuromodulation Systems, Inc. (a)	43,050	1,554
Alcon, Inc.	32,300	2,407
Aspect Medical Systems, Inc. (a)	3,300	81
Bausch & Lomb, Inc.	8,200	483
Becton, Dickinson & Co.	36,500	1,999
Biomet, Inc.	395,200	18,918
Boston Scientific Corp. (a)	1,859,300	64,722
Cholestech Corp. (a)	128,000	1,024
Cytyc Corp. (a)	143,600	3,854
Dade Behring Holdings, Inc. (a)	136,900	7,350
Haemonetics Corp. (a)	18,400	642
Varian Medical Systems, Inc. (a)	144,500	6,081
Waters Corp. (a)	676,100	31,547
Wright Medical Group, Inc. (a)	81,100	2,145
		142,807
Health Care Providers & Services - 1.3%
American Healthways, Inc. (a)	62,500	2,084
Centene Corp. (a)	50,000	2,675
Eclipsys Corp. (a)	11,500	224
IMS Health, Inc.	246,800	5,570
Lifeline Systems, Inc. (a)	2,700	73
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
McKesson Corp.	605,400	$ 17,890
PacifiCare Health Systems, Inc. (a)	372,000	18,005
		46,521
Pharmaceuticals - 0.7%
Connetics Corp. (a)	429,700	8,985
Elan Corp. PLC sponsored ADR (a)	218,700	5,774
Roche Holding AG (participation certificate)	103,334	10,878
		25,637
TOTAL HEALTH CARE		292,099
INDUSTRIALS - 17.2%
Aerospace & Defense - 0.8%
Lockheed Martin Corp.	189,400	11,523
Northrop Grumman Corp.	77,900	4,388
Rockwell Collins, Inc.	272,100	10,846
		26,757
Air Freight & Logistics - 2.0%
C.H. Robinson Worldwide, Inc.	154,415	8,300
Expeditors International of Washington, Inc.	22,000	1,172
FedEx Corp.	351,800	33,432
Forward Air Corp. (a)	45,000	2,086
Hub Group, Inc. Class A (a)	29,900	1,301
Pacer International, Inc. (a)	44,700	874
Ryder System, Inc.	91,200	4,892
United Parcel Service, Inc. Class B	176,500	14,852
UTI Worldwide, Inc.	83,900	5,783
		72,692
Airlines - 0.0%
Ryanair Holdings PLC sponsored ADR (a)	15,900	622
Commercial Services & Supplies - 2.6%
Consolidated Graphics, Inc. (a)	41,000	1,939
DeVry, Inc. (a)	709,000	11,954
Herman Miller, Inc.	758,030	18,619
Ionics, Inc. (a)(d)	704,800	30,454
Layne Christensen Co. (a)	18,400	357
Navigant Consulting, Inc. (a)	5,900	138
R.R. Donnelley & Sons Co.	584,200	20,272
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Robert Half International, Inc.	164,000	$ 4,433
Sothebys Holdings, Inc. Class A (ltd. vtg.) (a)	158,600	2,487
		90,653
Construction & Engineering - 1.5%
Chicago Bridge & Iron Co. NV (NY Shares)	1,160,000	44,892
Dycom Industries, Inc. (a)	186,600	5,438
Fluor Corp.	78,300	4,064
		54,394
Electrical Equipment - 0.5%
Cooper Industries Ltd. Class A	264,400	17,532
Regal-Beloit Corp.	11,900	336
		17,868
Industrial Conglomerates - 2.8%
General Electric Co.	2,831,900	100,136
Machinery - 3.0%
Bucyrus International, Inc. Class A	209,100	8,259
Cummins, Inc.	172,600	13,742
Deere & Co.	167,900	12,043
Donaldson Co., Inc.	403,800	12,518
Joy Global, Inc.	683,800	27,824
PACCAR, Inc.	162,500	12,691
Pentair, Inc.	189,200	7,572
Tennant Co.	89,500	3,580
Trinity Industries, Inc.	115,300	4,076
Wabtec Corp.	231,900	4,770
		107,075
Marine - 0.8%
A.P. Moller - Maersk AS Series B	419	3,426
Alexander & Baldwin, Inc.	602,300	25,483
		28,909
Road & Rail - 2.9%
Burlington Northern Santa Fe Corp.	793,800	35,753
CSX Corp.	95,400	3,638
J.B. Hunt Transport Services, Inc.	112,800	4,535
Laidlaw International, Inc. (a)	361,200	6,827
Landstar System, Inc. (a)	245,700	17,324
Norfolk Southern Corp.	511,600	17,563
RailAmerica, Inc. (a)	102,800	1,316
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Road & Rail - continued
Swift Transportation Co., Inc. (a)	394,183	$ 7,683
Yellow Roadway Corp. (a)	137,500	7,267
		101,906
Trading Companies & Distributors - 0.2%
Fastenal Co.	89,300	5,462
Transportation Infrastructure - 0.1%
Cosco Pacific Ltd.	1,334,000	2,393
TOTAL INDUSTRIALS		608,867
INFORMATION TECHNOLOGY - 26.2%
Communications Equipment - 4.1%
Adtran, Inc.	2,321,500	52,025
CIENA Corp. (a)	4,696,700	11,977
Cisco Systems, Inc. (a)	883,100	16,523
Comverse Technology, Inc. (a)	233,400	4,964
Corning, Inc. (a)	691,000	8,693
Juniper Networks, Inc. (a)	594,300	16,361
Lucent Technologies, Inc. (a)	1,657,000	6,512
Nortel Networks Corp. (a)	1,163,600	4,038
QUALCOMM, Inc.	395,200	16,448
Sycamore Networks, Inc. (a)	2,353,700	8,826
		146,367
Computers & Peripherals - 4.9%
Apple Computer, Inc. (a)	181,300	12,156
Dell, Inc. (a)	223,000	9,036
International Business Machines Corp.	384,400	36,226
NCR Corp. (a)	40,200	2,401
QLogic Corp. (a)	2,656,643	91,362
Seagate Technology	254,500	3,812
UNOVA, Inc. (a)	827,300	18,333
		173,326
Electronic Equipment & Instruments - 2.1%
Dionex Corp. (a)	280,700	16,109
FLIR Systems, Inc. (a)	317,200	17,874
Ingram Micro, Inc. Class A (a)	487,700	9,383
Leica Geosystems AG (a)	35,184	10,378
Measurement Specialties, Inc. (a)	1,400	36
Molex, Inc.	19,600	540
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
Paxar Corp. (a)	278,300	$ 6,443
Symbol Technologies, Inc.	952,400	14,438
Trimble Navigation Ltd. (a)	21,300	672
		75,873
Internet Software & Services - 2.8%
Blue Coat Systems, Inc. (a)(d)	136,557	2,279
DoubleClick, Inc. (a)(d)	2,038,220	15,287
Google, Inc. Class A (d)	192,500	35,228
Jupitermedia Corp. (a)	192,000	3,220
Marchex, Inc. Class B	3,200	50
NetRatings, Inc. (a)	14,300	286
RealNetworks, Inc. (a)	566,100	3,566
VeriSign, Inc. (a)	80,200	2,639
Websense, Inc. (a)	20,800	1,000
Yahoo!, Inc. (a)	935,894	35,208
		98,763
IT Services - 1.2%
Accenture Ltd. Class A (a)	766,900	19,893
Anteon International Corp. (a)	18,400	681
BearingPoint, Inc. (a)	312,000	2,714
Cognizant Technology Solutions Corp. Class A (a)	65,800	2,509
Computer Sciences Corp. (a)	128,100	6,930
Electronic Data Systems Corp.	96,100	2,157
Sapient Corp. (a)	1,121,103	8,868
		43,752
Office Electronics - 1.6%
Zebra Technologies Corp. Class A (a)	1,103,837	55,501
Semiconductors & Semiconductor Equipment - 2.3%
Advanced Micro Devices, Inc. (a)	318,000	6,767
Altera Corp. (a)	247,600	5,616
Analog Devices, Inc.	112,600	4,161
Intel Corp.	707,500	15,813
KLA-Tencor Corp. (a)	133,000	5,993
Lam Research Corp. (a)	824,800	21,453
Marvell Technology Group Ltd. (a)	23,900	766
PMC-Sierra, Inc. (a)	961,300	10,613
Teradyne, Inc. (a)	247,100	4,216
Varian Semiconductor Equipment Associates, Inc. (a)	168,900	5,999
		81,397
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Software - 7.2%
Adobe Systems, Inc.	81,400	$ 4,930
Autodesk, Inc.	366,500	23,973
Cadence Design Systems, Inc. (a)	1,265,800	17,392
Cognos, Inc. (a)	258,600	10,089
Hyperion Solutions Corp. (a)	21,900	981
Macrovision Corp. (a)	146,685	3,894
McAfee, Inc. (a)	32,000	925
Mentor Graphics Corp. (a)	2,124,623	26,664
Microsoft Corp.	1,078,500	28,915
NAVTEQ Corp.	431,800	18,632
Novell, Inc. (a)	1,978,948	12,072
Oracle Corp. (a)	2,885,900	36,535
SAP AG sponsored ADR	832,700	37,055
Siebel Systems, Inc. (a)	1,859,593	18,745
Symantec Corp. (a)	32,000	2,042
TIBCO Software, Inc. (a)	865,759	9,956
Ulticom, Inc. (a)	120,800	2,168
Wind River Systems, Inc. (a)	40,500	490
		255,458
TOTAL INFORMATION TECHNOLOGY		930,437
MATERIALS - 6.8%
Chemicals - 3.0%
Agrium, Inc.	117,500	2,204
Air Products & Chemicals, Inc.	110,100	6,303
Ecolab, Inc.	99,000	3,463
Millennium Chemicals, Inc. (a)	137,100	3,644
Monsanto Co.	280,300	12,899
Mosaic Co. (a)	601,200	10,449
Potash Corp. of Saskatchewan	856,400	65,713
Sigma Aldrich Corp.	30,300	1,810
		106,485
Construction Materials - 0.1%
Eagle Materials, Inc.	36,049	2,825
Metals & Mining - 3.7%
A.M. Castle & Co. (a)	35,900	457
Carpenter Technology Corp.	27,300	1,596
Cleveland-Cliffs, Inc. (d)	239,600	23,217
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Metals & Mining - continued
Hecla Mining Co. (a)	272,000	$ 1,847
Newmont Mining Corp.	366,600	17,359
Peabody Energy Corp.	31,500	2,615
Phelps Dodge Corp.	599,000	58,181
RTI International Metals, Inc. (a)	92,700	1,998
Schnitzer Steel Industries, Inc. Class A (d)	237,550	8,963
Stillwater Mining Co. (a)	1,291,376	15,316
		131,549
Paper & Forest Products - 0.0%
Canfor Corp. (a)	105,100	1,328
TOTAL MATERIALS		242,187
TELECOMMUNICATION SERVICES - 0.2%
Wireless Telecommunication Services - 0.2%
America Movil SA de CV sponsored ADR	56,100	2,620
Nextel Communications, Inc. Class A (a)	95,800	2,726
		5,346
UTILITIES - 1.4%
Electric Utilities - 1.4%
FPL Group, Inc.	56,000	3,938
Hawaiian Electric Industries, Inc.	24,000	678
PG&E Corp. (a)	664,300	22,095
TXU Corp.	336,300	21,126
		47,837
Gas Utilities - 0.0%
Southern Union Co. (a)	47,900	1,175
TOTAL UTILITIES		49,012
TOTAL COMMON STOCKS (Cost $2,607,879)		3,369,804
Convertible Preferred Stocks - 0.0%
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies, Inc. Series E (a)(f)	18,500	$ 0
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $278)		0
Convertible Bonds - 0.1%
	Principal Amount (000s)
INFORMATION TECHNOLOGY - 0.1%
Computers & Peripherals - 0.1%
Emulex Corp. 1.75% 2/1/07 (e)	$ 2,270	2,202
TOTAL CONVERTIBLE BONDS (Cost $2,270)		2,202
Money Market Funds - 8.9%
	Shares
Fidelity Cash Central Fund, 1.98% (b)	187,030,966	187,031
Fidelity Securities Lending Cash Central Fund, 2% (b)(c)	128,424,800	128,425
TOTAL MONEY MARKET FUNDS (Cost $315,456)		315,456
TOTAL INVESTMENT PORTFOLIO - 103.9% (Cost $2,925,883)		3,687,462
NET OTHER ASSETS - (3.9)%		(137,808)
NET ASSETS - 100%		$ 3,549,654
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $2,202,000 or 0.1% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $0 or 0.0% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Chorum Technologies, Inc. Series E	9/19/00	$ 319
Other Information
Distribution of investments by country of issue, as a percentage of total net assets, is as follows:
United States of America	83.7%
Germany	3.5%
Canada	2.3%
Cayman Islands	2.3%
Netherlands Antilles	1.6%
United Kingdom	1.4%
Netherlands	1.3%
Bermuda	1.2%
Others (individually less than 1%)	2.7%
100.0%
Income Tax Information
At November 30, 2004, the fund had a capital loss carryforward of approximately $287,681,000 of which $11,920,000 and $275,761,000 will expire on November 30, 2009 and 2010, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	November 30, 2004

Assets
Investment in securities, at value (including securities loaned of $125,524) (cost $2,925,883) - See accompanying schedule		$ 3,687,462
Receivable for investments sold		43,592
Receivable for fund shares sold		1,424
Dividends receivable		5,820
Interest receivable		256
Prepaid expenses		15
Other receivables		1,390
Total assets		3,739,959

Liabilities
Payable for investments purchased	$ 55,408
Payable for fund shares redeemed	3,647
Accrued management fee	2,175
Other affiliated payables	596
Other payables and accrued expenses	54
Collateral on securities loaned, at value	128,425
Total liabilities		190,305

Net Assets		$ 3,549,654
Net Assets consist of:
Paid in capital		$ 3,078,211
Accumulated net investment loss		(4)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(290,135)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		761,582
Net Assets, for 115,595 shares outstanding		$ 3,549,654
Net Asset Value, offering price and redemption price per share ($3,549,654 ÷ 115,595 shares)		$ 30.71

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2004

Investment Income
Dividends		$ 20,051
Special Dividends		3,287
Interest		1,610
Security lending		858
Total income		25,806

Expenses
Management fee Basic fee	$ 21,953
Performance adjustment	4,016
Transfer agent fees	6,225
Accounting and security lending fees	950
Non-interested trustees' compensation	21
Custodian fees and expenses	125
Registration fees	72
Audit	59
Legal	13
Miscellaneous	162
Total expenses before reductions	33,596
Expense reductions	(1,431)	32,165
Net investment income (loss)		(6,359)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities	49,701
Foreign currency transactions	(57)
Total net realized gain (loss)		49,644
Change in net unrealized appreciation (depreciation) on: Investment securities	(2,891)
Assets and liabilities in foreign currencies	3
Total change in net unrealized appreciation (depreciation)		(2,888)
Net gain (loss)		46,756
Net increase (decrease) in net assets resulting from operations		$ 40,397

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2004	Year ended November 30, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (6,359)	$ 491
Net realized gain (loss)	49,644	114,098
Change in net unrealized appreciation (depreciation)	(2,888)	631,870
Net increase (decrease) in net assets resulting from operations	40,397	746,459
Distributions to shareholders from net investment income	(1,201)	-
Share transactions Proceeds from sales of shares	634,226	775,418
Reinvestment of distributions	1,106	-
Cost of shares redeemed	(745,907)	(616,137)
Net increase (decrease) in net assets resulting from share transactions	(110,575)	159,281
Total increase (decrease) in net assets	(71,379)	905,740

Net Assets
Beginning of period	3,621,033	2,715,293
End of period (including accumulated net investment loss of $4 and undistributed net investment income of $493, respectively)	$ 3,549,654	$ 3,621,033
Other Information Shares
Sold	21,300	31,663
Issued in reinvestment of distributions	37	-
Redeemed	(25,384)	(25,300)
Net increase (decrease)	(4,047)	6,363

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 30.27	$ 23.97	$ 26.67	$ 40.51	$ 42.51
Income from Investment Operations
Net investment income (loss)C	(.05)D	-E,G	(.09)	(.09)	(.17)
Net realized and unrealized gain (loss)	.50	6.30	(2.61)	(4.14)	5.50
Total from investment operations	.45	6.30	(2.70)	(4.23)	5.33
Distributions from net investment income	(.01)	-	-	-	-
Distributions from net realized gain	-	-	-	(9.61)	(7.33)
Total distributions	(.01)	-	-	(9.61)	(7.33)
Net asset value, end of period	$ 30.71	$ 30.27	$ 23.97	$ 26.67	$ 40.51
Total ReturnA,B	1.49%	26.28%	(10.12)%	(15.02)%	12.44%
Ratios to Average Net AssetsF
Expenses before expense reductions	.96%	.81%	1.07%	1.01%	.90%
Expenses net of voluntary waivers, if any	.96%	.81%	1.07%	1.01%	.90%
Expenses net of all reductions	.92%	.76%	1.02%	.98%	.89%
Net investment income (loss)	(.18)%	.02%	(.38)%	(.30)%	(.36)%
Supplemental Data
Net assets, end of period (in millions)	$ 3,550	$ 3,621	$ 2,715	$ 2,829	$ 3,368
Portfolio turnover rate	96%	97%	91%	85%	97%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Total returns do not include the effect of the former sales charges.

C Calculated based on average shares outstanding during the period.

D Investment income per share reflects a special dividend which amounted to $.03 per share.

E Investment income per share reflects a special dividend which amounted to $.02 per share.

F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity New Millennium Fund (the fund) is a fund of Fidelity Mt. Vernon Street Trust (the trust) and is authorized to issue an unlimited number of shares. Effective the close of business on May 15, 1996, the fund was closed to most new accounts. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. Debt securities, including restricted securities, for which quotations are readily available are valued at their most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which such securities are normally traded, as determined by recognized dealers in such securities, or securities are valued on the basis of information provided by a pricing service. Pricing services use valuation matrices that incorporate both dealer-supplied valuations and valuation models. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Foreign Currency - continued

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non-recurring dividends recognized by the fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends to net investment income per share is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 878,154
Unrealized depreciation	(119,024)
Net unrealized appreciation (depreciation)	759,130
Capital loss carryforward	(287,681)

Cost for federal income tax purposes	$ 2,928,332

The tax character of distributions paid was as follows:

	November 30, 2004	November 30, 2003
Ordinary Income	$ 1,201	$ -

2. Operating Policies.

Repurchase Agreements. Fidelity Management & Research Company (FMR) has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $3,269,121 and $3,493,651, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .74% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .18% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $1,568 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $289 for the period.

Annual Report

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $1,422 for the period. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $2 and $7, respectively.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Mt. Vernon Street Trust and the Shareholders of Fidelity New Millennium Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity New Millennium Fund (a fund of Fidelity Mt. Vernon Street Trust) at November 30, 2004, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity New Millennium Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2004, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 11, 2005

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 223 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1982

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of New Millennium (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Mr. Dirks also serves as a Trustee (2005) or Member of the Advisor Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2005

Mr. Wolfe also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Mt. Vernon Street Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

John B. McDowell (46)

Year of Election or Appointment: 2002

Vice President of New Millennium. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Neal P. Miller (62)
Year of Election or Appointment: 1994 Vice President of New Millennium. Mr. Miller also serves as Vice President of FMR and FMR Co., Inc. (2001).
Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of New Millennium. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of New Millennium. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of New Millennium. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of New Millennium. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of New Millennium. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of New Millennium. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of New Millennium. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1992 Assistant Treasurer of New Millennium. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of New Millennium. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of New Millennium. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of New Millennium. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of New Millennium. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Distributions

The fund designates 100% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2005 of amounts for use in preparing 2004 income tax returns.

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on June 16, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.*
	# of Votes	% of Votes
Affirmative	11,409,332,516.64	72.882
Against	3,260,210,144.27	20.826
Abstain	678,535,496.25	4.334
Broker Non-Votes	306,568,548.60	1.958
TOTAL	15,654,646,705.76	100.000
PROPOSAL 2
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	14,583,400,319.55	93.157
Withheld	1,071,246,386.21	6.843
TOTAL	15,654,646,705.76	100.000
Ralph F. Cox
Affirmative	14,571,732,524.50	93.082
Withheld	1,082,914,181.26	6.918
TOTAL	15,654,646,705.76	100.000
Laura B. Cronin
Affirmative	14,403,325,218.88	92.007
Withheld	1,251,321,486.88	7.993
TOTAL	15,654,646,705.76	100.000
Robert M. Gates
Affirmative	14,585,233,401.72	93.169
Withheld	1,069,413,304.04	6.831
TOTAL	15,654,646,705.76	100.000
	# of Votes	% of Votes
George H. Heilmeier
Affirmative	14,594,586,462.70	93.228
Withheld	1,060,060,243.06	6.772
TOTAL	15,654,646,705.76	100.000
Abigail P. Johnson
Affirmative	14,560,528,472.79	93.011
Withheld	1,094,118,232.97	6.989
TOTAL	15,654,646,705.76	100.000
Edward C. Johnson 3d
Affirmative	14,529,687,967.52	92.814
Withheld	1,124,958,738.24	7.186
TOTAL	15,654,646,705.76	100.000
Donald J. Kirk
Affirmative	14,582,132,756.96	93.149
Withheld	1,072,513,948.80	6.851
TOTAL	15,654,646,705.76	100.000
Marie L. Knowles
Affirmative	14,601,265,136.66	93.271
Withheld	1,053,381,569.10	6.729
TOTAL	15,654,646,705.76	100.000
Ned C. Lautenbach
Affirmative	14,605,599,692.81	93.299
Withheld	1,049,047,012.95	6.701
TOTAL	15,654,646,705.76	100.000
Marvin L. Mann
Affirmative	14,580,125,404.96	93.136
Withheld	1,074,521,300.80	6.864
TOTAL	15,654,646,705.76	100.000
William O. McCoy
Affirmative	14,569,499,046.31	93.068
Withheld	1,085,147,659.45	6.932
TOTAL	15,654,646,705.76	100.000
	# of Votes	% of Votes
Robert L. Reynolds
Affirmative	14,598,307,412.02	93.252
Withheld	1,056,339,293.74	6.748
TOTAL	15,654,646,705.76	100.000
William S. Stavropoulos
Affirmative	14,569,692,813.67	93.069
Withheld	1,084,953,892.09	6.931
TOTAL	15,654,646,705.76	100.000
* Denotes trust-wide proposals and voting results.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

7373 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

527 North Brand Boulevard
Glendale, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

10100 Santa Monica Blvd.
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

1760 Challenge Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

8 Montgomery Street
San Francisco, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6300 Canoga Avenue
Woodland Hills, CA

Colorado

1625 Broadway
Denver, CO

9185 East Westview Road
Littleton, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

222 Delaware Avenue
Wilmington, DE

Florida

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

1907 West State Road 434
Longwood, FL

8880 Tamiami Trail, North
Naples, FL

3501 PGA Boulevard
West Palm Beach, FL

8065 Beneva Road
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL

3232 Lake Avenue
Wilmette, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7401 Wisconsin Avenue
Bethesda, MD

One W. Pennsylvania Ave.
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

405 Cochituate Road
Framingham, MA

416 Belmont Street
Worcester, MA

Annual Report

Michigan

280 Old N. Woodward Ave.
Birmingham, MI

43420 Grand River Avenue
Novi, MI

29155 Northwestern Hwy.
Southfield, MI

Minnesota

7600 France Avenue South
Edina, MN

Missouri

8885 Ladue Road
Ladue, MO

New Jersey

150 Essex Street
Millburn, NJ

56 South Street
Morristown, NJ

501 Route 17, South
Paramus, NJ

3518 Route 1 North
Princeton, NJ

New York

1055 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

North Carolina

4611 Sharon Road
Charlotte, NC

Ohio

3805 Edwards Road
Cincinnati, OH

28699 Chagrin Boulevard
Woodmere Village, OH

1324 Polaris Parkway
Columbus, OH

Oregon

16850 SW 72nd Avenue
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

47 Providence Place
Providence, RI

Tennessee

6150 Poplar Avenue
Memphis, TN

Texas

10000 Research Boulevard
Austin, TX

4017 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

400 East Las Colinas Blvd.
Irving, TX

14100 San Pedro
San Antonio, TX

19740 IH 45 North
Spring, TX

6005 West Park Boulevard
Plano, TX

Utah

215 South State Street
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

411 108th Avenue, N.E.
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

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Fidelity Investments Japan Limited

Fidelity International Investment Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank
New York, NY

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Please carefully consider the funds' investment objectives, risks, charges and expenses before investing. For this and other information, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

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and Account Assistance 1-800-544-6666

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NMF-UANN-0105
1.786711.101

Fidelity®

Aggressive Growth

Fund

Annual Report

November 30, 2004

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Proxy Voting Results	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com/holdings.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind everyone where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission's forward pricing rules or were involved in so-called "market timing" activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that someone could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner - and in every other. But I underscore again that Fidelity has no so-called "agreements" that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short-term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee - which is returned to the fund and, therefore, to investors - to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over-regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors' holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2004	Past 1 year	Past 5 years	Past 10 years
Fidelity® Aggressive Growth Fund	8.87%	-17.46%	6.11%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Aggressive Growth Fund on November 30, 1994. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Comments from Rajiv Kaul, Portfolio Manager of Fidelity® Aggressive Growth Fund

Despite surging oil prices, a struggling job market and four interest rate hikes in a five-month span, U.S. equity markets posted solid results for the 12-month period ending November 30, 2004, and were closing in on a second straight year in the black. There was great disparity in the market during the past year. For instance, value stocks trounced their growth counterparts during the period. To illustrate, the Russell 1000® Value Index shot up 19.67%, while the Russell 1000 Growth Index rose only 5.83%. Meanwhile, small- and mid-cap stocks vastly outperformed larger-cap stocks. Energy was the best-performing sector of the market, propelled by a spike in oil prices. Conversely, technology stocks dipped lower in response to a slowdown in corporate capital spending. For the 12-month period overall, the Standard & Poor's 500SM Index returned 12.86% - slightly above its historical average. Elsewhere, the Dow Jones Industrial AverageSM rose 8.87% and the tech-heavy NASDAQ Composite® Index advanced 7.50%.

For the 12 months ending November 30, 2004, the fund returned 8.87%, compared with 11.40% for the Russell Midcap® Growth Index and 12.52% for the LipperSM Mid-Cap Funds Average. The last month or so of the period saw significant underperformance in the pharmaceuticals and biotechnology group, where the fund carried a large overweighting. ImClone Systems was the biggest detractor compared with the index and also hurt on an absolute basis. The stock had a huge run-up from March through the end of June but was subsequently hit with profit taking. Millennium Pharmaceuticals also struggled, as the stock experienced volatility even as the company continued to narrow its losses. On the positive side, Irish drug stock Elan was by far the fund's best performer both in absolute terms and relative to the index. The stock was boosted by the Food and Drug Administration's approval of Tysabri, the company's drug for multiple sclerosis. Internet portal Yahoo! also turned in a strong performance, as the company's paid-search business got a boost from its acquisition of Overture Services.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2004 to November 30, 2004).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value June 1, 2004	Ending Account Value November 30, 2004	Expenses Paid During Period* June 1, 2004 to November 30, 2004
Actual	$ 1,000.00	$ 1,018.50	$ 4.24
Hypothetical (5% return per year before expenses)	$ 1,000.00	$ 1,020.75	$ 4.25

*Expenses are equal to the Fund's annualized expense ratio of .84%; multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Genentech, Inc.	3.4	4.0
Biogen Idec, Inc.	3.3	3.3
Elan Corp. PLC sponsored ADR	2.8	3.1
Juniper Networks, Inc.	2.3	0.2
Biomet, Inc.	2.2	1.8
Microchip Technology, Inc.	1.7	1.8
Millennium Pharmaceuticals, Inc.	1.2	1.4
Baker Hughes, Inc.	1.2	0.0
Intel Corp.	1.2	0.1
QUALCOMM, Inc.	1.2	1.0
	20.5
Top Five Market Sectors as of November 30, 2004
	% of fund's net assets	% of fund's net assets 6 months ago
Health Care	33.0	36.3
Information Technology	27.6	27.3
Consumer Discretionary	15.8	18.1
Industrials	8.8	6.5
Energy	5.5	3.1
Asset Allocation (% of fund's net assets)
As of November 30, 2004*		As of May 31, 2004**
	Stocks 100.0%		Stocks 99.1%
	Short-Term Investments and Net Other Assets 0.0%		Short-Term Investments and Net Other Assets 0.9%
* Foreign investments	6.6%	** Foreign investments	7.2%

Annual Report

Investments November 30, 2004

Showing Percentage of Net Assets

Common Stocks - 100.0%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 15.8%
Auto Components - 0.2%
Amerigon, Inc. (a)	3,100	$ 10
Gentex Corp.	96,500	3,119
Johnson Controls, Inc.	96,000	5,894
		9,023
Hotels, Restaurants & Leisure - 4.3%
Brinker International, Inc. (a)	477,700	16,304
California Pizza Kitchen, Inc. (a)	340,600	8,532
Harrah's Entertainment, Inc.	140,300	8,614
Hilton Hotels Corp.	821,700	16,976
International Game Technology	92,200	3,259
Krispy Kreme Doughnuts, Inc. (a)(d)	248,200	2,499
Mandalay Resort Group	101,200	7,054
Marriott International, Inc. Class A	257,900	14,662
Outback Steakhouse, Inc.	217,900	9,435
Penn National Gaming, Inc. (a)	272,709	14,391
Red Robin Gourmet Burgers, Inc. (a)	4,400	226
Starbucks Corp. (a)(d)	261,400	14,706
Station Casinos, Inc.	259,400	14,796
Sunterra Corp. (a)(d)	221,300	2,441
The Cheesecake Factory, Inc. (a)	206,600	10,101
Wendy's International, Inc.	569,300	20,307
Yum! Brands, Inc.	1,082,200	49,132
		213,435
Household Durables - 1.9%
Black & Decker Corp. (d)	245,500	20,644
Fortune Brands, Inc.	456,900	35,858
Harman International Industries, Inc.	229,800	28,231
Mohawk Industries, Inc. (a)	115,300	10,112
		94,845
Internet & Catalog Retail - 0.6%
eBay, Inc. (a)	266,700	29,990
eDiets.com, Inc. (a)	49,500	173
		30,163
Leisure Equipment & Products - 0.7%
Brunswick Corp.	425,500	20,773
Mattel, Inc.	268,300	5,084
Polaris Industries, Inc.	120,600	7,948
		33,805
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Media - 2.5%
E.W. Scripps Co. Class A	505,400	$ 23,622
Entercom Communications Corp. Class A (a)	91,640	3,301
Getty Images, Inc. (a)	202,100	11,772
Lamar Advertising Co. Class A (a)	131,300	5,178
NTL, Inc. (a)	214,993	14,959
Pixar (a)	201,700	18,288
Playboy Enterprises, Inc. Class B (non-vtg.) (a)	38,800	469
Radio One, Inc. Class D (non-vtg.) (a)	160,300	2,236
The New York Times Co. Class A	260,200	10,668
Univision Communications, Inc. Class A (a)	342,900	10,321
Westwood One, Inc. (a)	353,040	7,915
XM Satellite Radio Holdings, Inc. Class A (a)	428,100	15,801
		124,530
Multiline Retail - 1.0%
99 Cents Only Stores (a)	73,200	1,092
Big Lots, Inc. (a)	492,440	5,712
Dollar General Corp.	309,100	6,105
Dollar Tree Stores, Inc. (a)	442,100	12,304
Family Dollar Stores, Inc.	347,900	10,193
Nordstrom, Inc.	306,800	13,423
		48,829
Specialty Retail - 3.9%
Abercrombie & Fitch Co. Class A	316,900	14,435
AutoZone, Inc. (a)	100,900	8,637
Bed Bath & Beyond, Inc. (a)	389,300	15,544
Chico's FAS, Inc. (a)	569,300	21,975
Christopher & Banks Corp.	502,126	9,907
Circuit City Stores, Inc.	241,100	3,759
Foot Locker, Inc.	170,400	4,427
Hot Topic, Inc. (a)	69,225	1,133
Jo-Ann Stores, Inc. (a)	103,300	2,843
Kirkland's, Inc. (a)	159,100	1,527
PETsMART, Inc.	799,500	27,399
Pier 1 Imports, Inc.	182,500	3,329
RadioShack Corp.	157,200	4,963
Ross Stores, Inc.	1,266,976	34,082
Select Comfort Corp. (a)	884,400	17,237
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
Weight Watchers International, Inc. (a)	357,700	$ 14,183
Williams-Sonoma, Inc. (a)	277,700	10,167
		195,547
Textiles, Apparel & Luxury Goods - 0.7%
Coach, Inc. (a)	683,200	34,051
Kenneth Cole Productions, Inc. Class A (sub. vtg.)	85,100	2,512
NIKE, Inc. Class B	2,600	220
		36,783
TOTAL CONSUMER DISCRETIONARY		786,960
CONSUMER STAPLES - 1.8%
Food & Staples Retailing - 0.3%
CVS Corp.	14,000	635
Whole Foods Market, Inc.	158,300	14,369
		15,004
Food Products - 1.2%
Bunge Ltd.	75,700	3,991
Del Monte Foods Co. (a)	1,491,510	16,183
Hershey Foods Corp.	460,200	23,838
McCormick & Co., Inc. (non-vtg.)	245,200	8,938
Smithfield Foods, Inc. (a)	110,800	3,219
Wm. Wrigley Jr. Co.	14,900	1,025
		57,194
Personal Products - 0.3%
Estee Lauder Companies, Inc. Class A	364,000	15,885
TOTAL CONSUMER STAPLES		88,083
ENERGY - 5.5%
Energy Equipment & Services - 4.1%
Baker Hughes, Inc.	1,327,500	58,848
BJ Services Co.	24,900	1,262
Cooper Cameron Corp. (a)	462,000	24,112
ENSCO International, Inc.	268,700	8,413
Halliburton Co.	99,300	4,106
Nabors Industries Ltd. (a)	149,800	7,790
Noble Corp. (a)	255,200	12,364
Patterson-UTI Energy, Inc.	826,800	16,536
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Energy Equipment & Services - continued
Smith International, Inc. (a)	507,620	$ 30,747
Weatherford International Ltd. (a)	740,305	39,517
		203,695
Oil & Gas - 1.4%
EOG Resources, Inc.	178,300	13,385
Pioneer Natural Resources Co.	648,900	22,841
Teekay Shipping Corp.	442,600	23,573
Valero Energy Corp.	40,000	1,872
XTO Energy, Inc.	275,300	10,007
		71,678
TOTAL ENERGY		275,373
FINANCIALS - 3.9%
Capital Markets - 2.2%
Ameritrade Holding Corp. (a)	960,200	13,376
E*TRADE Financial Corp. (a)	1,082,400	15,002
Eaton Vance Corp. (non-vtg.)	369,100	17,698
Federated Investors, Inc. Class B (non-vtg.)	228,200	6,714
Goldman Sachs Group, Inc.	45,800	4,798
Investors Financial Services Corp.	40,200	1,762
Legg Mason, Inc.	352,050	23,989
SEI Investments Co.	233,080	9,116
T. Rowe Price Group, Inc.	170,100	10,063
Waddell & Reed Financial, Inc. Class A	332,600	7,550
		110,068
Commercial Banks - 0.7%
North Fork Bancorp, Inc., New York	256,350	7,383
Sumitomo Mitsui Financial Group, Inc.	1,235	8,582
Synovus Financial Corp.	455,200	12,290
UnionBanCal Corp.	40,900	2,529
		30,784
Real Estate - 0.0%
Catellus Development Corp.	12,457	391
Thrifts & Mortgage Finance - 1.0%
Countrywide Financial Corp.	67,000	2,225
MGIC Investment Corp.	210,800	14,334
New York Community Bancorp, Inc.	620,488	12,273
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Thrifts & Mortgage Finance - continued
Radian Group, Inc.	381,500	$ 19,552
The PMI Group, Inc.	41,000	1,688
		50,072
TOTAL FINANCIALS		191,315
HEALTH CARE - 33.0%
Biotechnology - 14.1%
Alkermes, Inc. (a)	142,300	1,962
Amylin Pharmaceuticals, Inc. (a)	406,300	8,280
Biogen Idec, Inc. (a)	2,800,300	164,322
Celgene Corp. (a)	796,200	21,832
Cephalon, Inc. (a)	196,600	9,344
Charles River Laboratories International, Inc. (a)	211,100	9,869
Dendreon Corp. (a)(d)	1,313,200	12,882
DOV Pharmaceutical, Inc. (a)	875,400	16,204
Dyax Corp. (a)	483,800	3,837
Enzon Pharmaceuticals, Inc. (a)	351,000	4,753
Genentech, Inc. (a)	3,484,800	168,139
Genzyme Corp. - General Division (a)	42,500	2,380
Gilead Sciences, Inc. (a)	74,400	2,564
Harvard Bioscience, Inc. (a)	405,300	1,609
ICOS Corp. (a)	95,900	2,316
ImClone Systems, Inc. (a)	953,500	40,257
Invitrogen Corp. (a)	114,400	6,921
Medarex, Inc. (a)(d)	1,879,280	20,484
MedImmune, Inc. (a)	1,062,200	28,255
Millennium Pharmaceuticals, Inc. (a)	4,808,469	60,683
Neurocrine Biosciences, Inc. (a)	38,500	1,771
ONYX Pharmaceuticals, Inc. (a)	188,600	5,899
Oscient Pharmaceuticals Corp. (a)(d)	969,365	3,160
OSI Pharmaceuticals, Inc. (a)	54,600	2,598
Pharmion Corp.	1,264,000	53,518
Protein Design Labs, Inc. (a)	2,520,900	45,679
Trimeris, Inc. (a)(d)	222,600	2,762
United Therapeutics Corp. (a)	1,200	53
		702,333
Health Care Equipment & Supplies - 6.7%
Advanced Medical Optics, Inc. (a)(d)	192,500	8,004
Alcon, Inc.	35,600	2,653
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Bausch & Lomb, Inc.	57,500	$ 3,386
Baxter International, Inc.	1,271,800	40,252
Beckman Coulter, Inc.	221,900	14,526
Biomet, Inc.	2,323,800	111,240
C.R. Bard, Inc.	592,600	35,503
Cooper Companies, Inc.	81,200	5,646
Cyberonics, Inc. (a)	73,000	1,356
Cytyc Corp. (a)	452,400	12,142
DENTSPLY International, Inc.	194,300	10,222
Edwards Lifesciences Corp. (a)	420,500	15,815
Inverness Medical Innovations, Inc. (a)	190,800	4,636
ResMed, Inc. (a)	318,700	15,954
Waters Corp. (a)	284,750	13,286
Zimmer Holdings, Inc. (a)	437,700	35,716
		330,337
Health Care Providers & Services - 4.9%
AmerisourceBergen Corp.	90,700	5,346
Andrx Corp. (a)	223,300	3,975
Anthem, Inc. (a)	136,800	13,862
Cerner Corp. (a)	126,400	6,664
Computer Programs & Systems, Inc.	10,000	216
Covance, Inc. (a)	400,800	15,816
Coventry Health Care, Inc. (a)	222,750	11,055
DaVita, Inc. (a)	62,400	2,073
Health Management Associates, Inc. Class A	577,400	12,755
Henry Schein, Inc. (a)	170,600	11,120
Humana, Inc. (a)	173,200	4,299
Laboratory Corp. of America Holdings (a)	170,600	8,180
Lincare Holdings, Inc. (a)	945,700	36,495
Medco Health Solutions, Inc. (a)	13,229	499
Omnicare, Inc.	86,900	2,816
PacifiCare Health Systems, Inc. (a)	68,600	3,320
Patterson Companies, Inc. (a)	205,000	8,376
Pharmaceutical Product Development, Inc. (a)	247,100	10,405
Quest Diagnostics, Inc.	123,100	11,541
Renal Care Group, Inc. (a)	255,350	8,503
Triad Hospitals, Inc. (a)	86,800	3,185
UnitedHealth Group, Inc.	482,180	39,949
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
Universal Health Services, Inc. Class B	329,700	$ 15,008
WellChoice, Inc. (a)	112,100	5,492
		240,950
Pharmaceuticals - 7.3%
aaiPharma, Inc. (a)(d)	124,900	386
Allergan, Inc.	980	72
Barr Pharmaceuticals, Inc. (a)	240,400	9,388
Elan Corp. PLC sponsored ADR (a)(d)	5,304,500	140,039
Endo Pharmaceuticals Holdings, Inc. (a)	480,600	9,843
Eon Labs, Inc. (a)	107,200	2,890
Guilford Pharmaceuticals, Inc. (a)(d)	1,253,400	7,069
Impax Laboratories, Inc. (a)	1,328,000	16,627
IVAX Corp. (a)	335,950	5,244
MGI Pharma, Inc. (a)	1,552,000	41,888
NitroMed, Inc. (d)	883,900	18,474
Salix Pharmaceuticals Ltd. (a)	133,350	2,020
Schering-Plough Corp.	2,413,900	43,088
Sepracor, Inc. (a)	1,275,900	56,790
UCB SA	143,267	7,410
Watson Pharmaceuticals, Inc. (a)	123,900	3,599
		364,827
TOTAL HEALTH CARE		1,638,447
INDUSTRIALS - 8.8%
Aerospace & Defense - 1.8%
EADS NV (d)	624,700	18,892
EDO Corp.	327,800	9,988
Embraer - Empresa Brasileira de Aeronautica SA sponsored ADR	369,500	10,335
KVH Industries, Inc. (a)(d)	30,900	312
Lockheed Martin Corp.	233,500	14,206
Precision Castparts Corp.	198,100	12,845
Rockwell Collins, Inc.	548,400	21,859
		88,437
Air Freight & Logistics - 0.2%
Expeditors International of Washington, Inc.	117,800	6,274
Ryder System, Inc.	65,600	3,519
		9,793
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Airlines - 0.3%
Southwest Airlines Co.	1,034,600	$ 16,274
Building Products - 0.7%
American Standard Companies, Inc. (a)	833,800	32,468
Trex Co., Inc. (a)	54,900	2,578
		35,046
Commercial Services & Supplies - 2.7%
Aramark Corp. Class B	5,300	139
Career Education Corp. (a)	246,500	9,589
ChoicePoint, Inc. (a)	80,300	3,521
Cintas Corp.	488,292	21,836
Corinthian Colleges, Inc. (a)	117,400	2,046
Corrections Corp. of America (a)	338	13
Education Management Corp. (a)	209,962	6,958
Equifax, Inc.	285,100	7,874
H&R Block, Inc.	291,900	13,924
Herman Miller, Inc.	264,100	6,487
HNI Corp.	121,800	5,163
Manpower, Inc.	33,820	1,636
Pitney Bowes, Inc.	395,400	17,307
Robert Half International, Inc.	1,298,400	35,096
		131,589
Construction & Engineering - 0.3%
Dycom Industries, Inc. (a)	198,300	5,778
Granite Construction, Inc.	266,500	7,073
MasTec, Inc. (a)	112,000	940
		13,791
Electrical Equipment - 0.1%
Aura Systems, Inc. warrants 5/31/05 (a)	312	0
Rockwell Automation, Inc.	146,800	6,944
		6,944
Industrial Conglomerates - 0.6%
3M Co.	125,900	10,020
Tyco International Ltd.	592,600	20,131
		30,151
Machinery - 1.0%
AGCO Corp. (a)	295,030	6,429
Astec Industries, Inc. (a)	397,902	6,621
Dover Corp.	277,300	11,217
ITT Industries, Inc.	225,100	19,161
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Machinery - continued
Pall Corp.	121,300	$ 3,286
SPX Corp.	58,700	2,413
		49,127
Road & Rail - 0.5%
Burlington Northern Santa Fe Corp.	121,100	5,454
CSX Corp.	129,100	4,923
Norfolk Southern Corp.	333,900	11,463
Union Pacific Corp.	71,800	4,555
		26,395
Trading Companies & Distributors - 0.6%
Fastenal Co.	480,700	29,400
MSC Industrial Direct Co., Inc. Class A	77,300	2,753
		32,153
TOTAL INDUSTRIALS		439,700
INFORMATION TECHNOLOGY - 27.6%
Communications Equipment - 5.9%
Advanced Fibre Communications, Inc. (a)	167,700	2,742
Andrew Corp. (a)	290,500	4,125
Arris Group, Inc. (a)	74,400	423
AudioCodes Ltd. (a)	986,600	14,503
Avocent Corp. (a)	152,800	5,796
CIENA Corp. (a)	1,293,700	3,299
Corning, Inc. (a)	2,179,100	27,413
Enterasys Networks, Inc. (a)	1,948,410	3,410
Extreme Networks, Inc. (a)	252,900	1,727
Finisar Corp. (a)(d)	4,111,700	7,524
InterDigital Communication Corp. (a)	192,900	3,926
JDS Uniphase Corp. (a)	1,394,700	4,421
Juniper Networks, Inc. (a)	4,157,000	114,442
Motorola, Inc.	152,200	2,931
Polycom, Inc. (a)	137,000	3,129
Powerwave Technologies, Inc. (a)	505,000	4,084
QUALCOMM, Inc.	1,377,100	57,315
SafeNet, Inc. (a)	608,611	21,703
Sycamore Networks, Inc. (a)	583,800	2,189
Tellabs, Inc. (a)	670,600	5,734
		290,836
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 2.3%
Apple Computer, Inc. (a)	348,500	$ 23,367
Dell, Inc. (a)	69,000	2,796
Diebold, Inc.	506,100	26,925
Electronics for Imaging, Inc. (a)	208,000	3,480
Emulex Corp. (a)	479,300	6,777
Hutchinson Technology, Inc. (a)	73,300	2,402
Lexmark International, Inc. Class A (a)	449,820	38,190
Maxtor Corp. (a)	457,000	1,746
QLogic Corp. (a)	72,400	2,490
Seagate Technology	215,220	3,224
Silicon Graphics, Inc. (a)	21,665	35
Western Digital Corp. (a)	473,800	4,629
		116,061
Electronic Equipment & Instruments - 1.2%
Arrow Electronics, Inc. (a)	230,500	5,654
CDW Corp.	154,300	10,141
Celestica, Inc. (sub. vtg.) (a)	138,000	2,100
Ingram Micro, Inc. Class A (a)	123,400	2,374
KEMET Corp. (a)	357,500	3,167
Molex, Inc.	12,500	345
Sanmina-SCI Corp. (a)	573,000	5,060
Solectron Corp. (a)	2,688,800	16,805
Symbol Technologies, Inc.	945,700	14,337
		59,983
Internet Software & Services - 2.5%
Ask Jeeves, Inc. (a)	153,700	3,972
Google, Inc. Class A	221,700	40,571
Interwoven, Inc. (a)	320,281	3,107
Lastminute.com PLC (a)	56,500	111
Retek, Inc. (a)	429,900	2,622
VeriSign, Inc. (a)	757,100	24,909
Vignette Corp. (a)	2,500,194	3,175
Yahoo!, Inc. (a)	1,254,000	47,175
		125,642
IT Services - 2.2%
Anteon International Corp. (a)	65,200	2,414
BearingPoint, Inc. (a)	256,700	2,233
Computer Sciences Corp. (a)	64,200	3,473
CSG Systems International, Inc. (a)	10,735	195
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
IT Services - continued
DST Systems, Inc. (a)	182,100	$ 8,877
Fiserv, Inc. (a)	378,000	14,557
Infosys Technologies Ltd. sponsored ADR (d)	509,300	36,629
Iron Mountain, Inc. (a)	185,550	5,591
Paychex, Inc.	102,600	3,402
SunGard Data Systems, Inc. (a)	970,400	25,725
The BISYS Group, Inc. (a)	295,100	4,725
		107,821
Office Electronics - 1.2%
Xerox Corp. (a)	234,300	3,589
Zebra Technologies Corp. Class A (a)	1,109,761	55,799
		59,388
Semiconductors & Semiconductor Equipment - 8.5%
Agere Systems, Inc.:
Class A (a)	2,839,000	3,889
Class B (a)	2,301,700	3,130
Altera Corp. (a)	1,294,200	29,352
Atheros Communications, Inc. (e)	580,494	6,496
Brooks Automation, Inc. (a)	528,100	8,106
Cabot Microelectronics Corp. (a)	3,100	115
Conexant Systems, Inc. (a)	2,400,000	4,776
Cree, Inc. (a)	137,600	4,923
DuPont Photomasks, Inc. (a)	8,900	235
Hi/fn, Inc. (a)	43,712	350
Integrated Circuit Systems, Inc. (a)	769,900	18,200
Integrated Device Technology, Inc. (a)	872,400	9,902
Intel Corp.	2,606,700	58,260
Intersil Corp. Class A	1,255,600	20,215
KLA-Tencor Corp. (a)	7,900	356
Lam Research Corp. (a)	631,800	16,433
Linear Technology Corp.	465,200	17,752
Maxim Integrated Products, Inc.	688,600	28,205
Microchip Technology, Inc.	2,943,600	82,951
Micron Technology, Inc. (a)	414,700	4,595
Novellus Systems, Inc. (a)(d)	469,600	12,651
NVIDIA Corp. (a)	176,661	3,380
Omnivision Technologies, Inc. (a)	13,600	243
Photronics, Inc. (a)	995,300	18,751
PMC-Sierra, Inc. (a)	3,596,354	39,704
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
Rambus, Inc. (a)	140,600	$ 3,249
Samsung Electronics Co. Ltd.	90	37
Silicon Laboratories, Inc. (a)	60,767	1,832
STMicroelectronics NV (NY Shares)	891,100	17,822
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	22,762	181
United Microelectronics Corp. sponsored ADR	94,675	331
Varian Semiconductor Equipment Associates, Inc. (a)	161,200	5,726
		422,148
Software - 3.8%
Adobe Systems, Inc.	707,200	42,828
BEA Systems, Inc. (a)	1,231,031	9,947
BMC Software, Inc. (a)	265,100	4,926
Citrix Systems, Inc. (a)	597,300	14,102
Cognos, Inc. (a)	85,900	3,351
Concord Communications, Inc. (a)	20,000	186
E.piphany, Inc. (a)	388,315	1,755
FileNET Corp. (a)	262,572	7,040
Jack Henry & Associates, Inc.	194,600	3,752
Macrovision Corp. (a)	16,000	425
Manhattan Associates, Inc. (a)	45,747	1,112
Mercury Interactive Corp. (a)(d)	754,900	34,431
Parametric Technology Corp. (a)	1,811,492	10,597
Secure Computing Corp. (a)	16,004	167
Siebel Systems, Inc. (a)	2,447,191	24,668
VERITAS Software Corp. (a)	1,337,100	29,282
		188,569
TOTAL INFORMATION TECHNOLOGY		1,370,448
MATERIALS - 2.8%
Chemicals - 0.9%
Dow Chemical Co.	207,700	10,483
Ferro Corp.	310,200	7,097
Great Lakes Chemical Corp.	192,100	5,629
International Flavors & Fragrances, Inc.	137,300	5,561
Praxair, Inc.	346,900	15,576
		44,346
Construction Materials - 0.1%
Vulcan Materials Co.	95,700	4,962
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - continued
Containers & Packaging - 0.7%
Owens-Illinois, Inc. (a)	428,500	$ 8,964
Pactiv Corp. (a)	228,100	5,668
Sealed Air Corp. (a)	407,200	20,934
		35,566
Metals & Mining - 1.1%
Freeport-McMoRan Copper & Gold, Inc. Class B	364,870	14,277
Massey Energy Co.	372,900	13,096
Metal Management, Inc. (a)	96,600	2,539
Nucor Corp.	135,400	7,163
Phelps Dodge Corp.	183,500	17,823
		54,898
TOTAL MATERIALS		139,772
TELECOMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.1%
Philippine Long Distance Telephone Co. sponsored ADR (a)	134,100	3,288
XO Communications, Inc. (a)	235,200	642
		3,930
Wireless Telecommunication Services - 0.7%
Alamosa Holdings, Inc. (a)	222,700	2,427
America Movil SA de CV sponsored ADR	71,800	3,354
InPhonic, Inc.	210,300	5,365
KDDI Corp.	1,842	9,094
NII Holdings, Inc. (a)	60,600	2,622
USA Mobility, Inc. (a)	188,300	6,847
Wireless Facilities, Inc. (a)	797,500	6,603
		36,312
TOTAL TELECOMMUNICATION SERVICES		40,242
TOTAL COMMON STOCKS (Cost $4,332,051)		4,970,340
Convertible Preferred Stocks - 0.0%
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
Chorum Technologies, Inc. Series E (a)(e)	96,800	$ 0
Procket Networks, Inc. Series C (a)(e)	1,544,677	0
		0
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $16,707)		0
Money Market Funds - 4.7%

Fidelity Securities Lending Cash Central Fund, 2% (b)(c) (Cost $234,495)	234,494,875	234,495
Cash Equivalents - 0.1%
	Maturity Amount (000s)
Investments in repurchase agreements (Collateralized by U.S. Treasury Obligations, in a joint trading account at 1.95%, dated 11/30/04 due 12/1/04) (Cost $3,378)	$ 3,378	3,378
TOTAL INVESTMENT PORTFOLIO - 104.8% (Cost $4,586,631)		5,208,213
NET OTHER ASSETS - (4.8)%		(237,018)
NET ASSETS - 100%		$ 4,971,195
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.

(c) Includes investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $6,496,000 or 0.1% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Atheros Communications, Inc.	4/18/01	$ 5,000
Chorum Technologies, Inc. Series E	9/19/00	$ 1,669
Procket Networks, Inc. Series C	11/15/00 - 2/9/01	$ 15,255

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Companies which are affiliates of the fund at period-end are noted in the fund's Schedule of Investments. Transactions during the period with companies which are or were affiliates are as follows:

Affiliate (amounts in thousands)	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
NitroMed, Inc.	$ -	$ 52,337	$ 46,598	$ -	$ -
TOTALS	$ -	$ 52,337	$ 46,598	$ -	$ -
Income Tax Information

At November 30, 2004, the fund had a capital loss carryforward of approximately $12,941,212,000 of which $7,813,732,000, $3,237,199,000 and $1,890,281,000 will expire on November 30, 2009, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amount)	November 30, 2004

Assets
Investment in securities, at value (including securities loaned of $223,600 and repurchase agreements of $3,378) (cost $4,586,631) - See accompanying schedule		$ 5,208,213
Receivable for investments sold		17,787
Receivable for fund shares sold		3,859
Dividends receivable		2,086
Interest receivable		11
Prepaid expenses		22
Other affiliated receivables		25
Other receivables		754
Total assets		5,232,757

Liabilities
Payable to custodian bank	$ 7
Payable for investments purchased	12,275
Payable for fund shares redeemed	10,823
Accrued management fee	1,771
Other affiliated payables	1,650
Other payables and accrued expenses	541
Collateral on securities loaned, at value	234,495
Total liabilities		261,562

Net Assets		$ 4,971,195
Net Assets consist of:
Paid in capital		$ 17,305,848
Accumulated net investment loss		(88)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(12,956,151)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		621,586
Net Assets, for 311,682 shares outstanding		$ 4,971,195
Net Asset Value, offering price and redemption price per share ($4,971,195 ÷ 311,682 shares)		$ 15.95

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended November 30, 2004

Investment Income
Dividends		$ 20,260
Interest		305
Security lending		949
Total income		21,514

Expenses
Management fee Basic fee	$ 31,788
Performance adjustment	(11,028)
Transfer agent fees	18,677
Accounting and security lending fees	1,053
Non-interested trustees' compensation	31
Depreciation in deferred trustee compensation account	(21)
Custodian fees and expenses	128
Registration fees	39
Audit	78
Legal	17
Interest	10
Miscellaneous	1,161
Total expenses before reductions	41,933
Expense reductions	(2,205)	39,728
Net investment income (loss)		(18,214)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities (Including realized gain (loss) of $14,293 from affiliated issuers)	483,044
Foreign currency transactions	6
Total net realized gain (loss)		483,050
Change in net unrealized appreciation (depreciation) on: Investment securities	(37,248)
Assets and liabilities in foreign currencies	2
Total change in net unrealized appreciation (depreciation)		(37,246)
Net gain (loss)		445,804
Net increase (decrease) in net assets resulting from operations		$ 427,590

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended November 30, 2004	Year ended November 30, 2003
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (18,214)	$ (2,469)
Net realized gain (loss)	483,050	(722,501)
Change in net unrealized appreciation (depreciation)	(37,246)	1,605,863
Net increase (decrease) in net assets resulting from operations	427,590	880,893
Share transactions Proceeds from sales of shares	893,036	931,374
Cost of shares redeemed	(1,584,050)	(1,075,152)
Net increase (decrease) in net assets resulting from share transactions	(691,014)	(143,778)
Redemption fees	1,164	1,121
Total increase (decrease) in net assets	(262,260)	738,236

Net Assets
Beginning of period	5,233,455	4,495,219
End of period (including accumulated net investment loss of $88 and $0, respectively)	$ 4,971,195	$ 5,233,455
Other Information Shares
Sold	58,392	74,899
Redeemed	(103,990)	(86,993)
Net increase (decrease)	(45,598)	(12,094)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,	2004	2003	2002	2001	2000
Selected Per-Share Data
Net asset value, beginning of period	$ 14.65	$ 12.17	$ 18.99	$ 40.13	$ 53.05
Income from Investment Operations
Net investment income (loss)B	(.05)	(.01)	(.05)	(.17)	(.32)
Net realized and unrealized gain (loss)	1.35	2.49	(6.77)	(14.72)	(8.03)
Total from investment operations	1.30	2.48	(6.82)	(14.89)	(8.35)
Distributions from net realized gain	-	-	-	(6.26)	(4.61)
Redemption fees added to paid in capitalB	-D	-D	-D	.01	.04
Net asset value, end of period	$ 15.95	$ 14.65	$ 12.17	$ 18.99	$ 40.13
Total ReturnA	8.87%	20.38%	(35.91)%	(44.42)%	(17.94)%
Ratios to Average Net AssetsC
Expenses before expense reductions	.83%	.68%	.65%	.97%	.91%
Expenses net of voluntary waivers, if any	.83%	.68%	.65%	.97%	.91%
Expenses net of all reductions	.78%	.59%	.55%	.92%	.89%
Net investment income (loss)	(.36)%	(.05)%	(.39)%	(.64)%	(.55)%
Supplemental Data
Net assets, end of period (in millions)	$ 4,971	$ 5,233	$ 4,495	$ 7,442	$ 14,607
Portfolio turnover rate	84%	176%	114%	118%	176%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

D Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2004

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Aggressive Growth Fund (the fund) is a fund of Fidelity Mt. Vernon Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities, including restricted securities, for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If prices are not readily available or do not accurately reflect fair value for a security, or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded, that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds, and are marked-to-market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards, and losses deferred due to wash sales.

Annual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 961,328
Unrealized depreciation	(354,772)
Net unrealized appreciation (depreciation)	606,556
Capital loss carryforward	(12,941,212)

Cost for federal income tax purposes	$ 4,601,657

Short-Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by Fidelity Management & Research Company (FMR), are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The fund may also invest directly with institutions, in repurchase agreements that are collateralized by commercial paper obligations and corporate obligations. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. Collateral is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $4,252,896 and $4,832,184, respectively.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .41% of the fund's average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .37% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $296 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $555 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Interfund Lending Program - continued

alternative credit facility allowing the funds to borrow from, or lend money to, other participating funds. At period end, there were no interfund loans outstanding. The fund's activity in this program during the period was as follows:

Borrower or Lender	Average Daily Loan Balance	Weighted Average Interest Rate	Interest Earned (included in interest income)	Interest Expense
Borrower	$ 12,018	1.49%	-	$ 10

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $2,151 for the period. In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund's expenses. During the period, these credits reduced the fund's custody and transfer agent expenses by $2 and $52, respectively.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Mt. Vernon Street Trust and the Shareholders of Fidelity Aggressive Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Aggressive Growth Fund (a fund of Fidelity Mt. Vernon Street Trust) at November 30, 2004 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Aggressive Growth Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 11, 2005

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Except for William O. McCoy, Dennis J. Dirks, and Kenneth L. Wolfe, each of the Trustees oversees 301 funds advised by FMR or an affiliate. Mr. McCoy oversees 303 funds advised by FMR or an affiliate. Mr. Dirks and Mr. Wolfe oversee 223 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each non-interested Trustee shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an "interested person" (as defined in the 1940 Act) may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (74)**

Year of Election or Appointment: 1982

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman (1998) and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001) and a Director (2000) of FMR Co., Inc.

Abigail P. Johnson (42)**

Year of Election or Appointment: 2001

Senior Vice President of Aggressive Growth (2001). Ms. Johnson also serves as Senior Vice President of other Fidelity funds (2001). She is President and a Director of FMR (2001), Fidelity Investments Money Management, Inc. (2001), FMR Co., Inc. (2001), and a Director of FMR Corp. Previously, Ms. Johnson managed a number of Fidelity funds.

Laura B. Cronin (50)

Year of Election or Appointment: 2003

Ms. Cronin is an Executive Vice President (2002) and Chief Financial Officer (2002) of FMR Corp. and is a member of the Fidelity Management Committee (2003). Previously, Ms. Cronin served as Vice President of Finance of FMR (1997-1999), and Chief Financial Officer of FMR (1999-2001), Fidelity Personal Investments (2001), and Fidelity Brokerage Company (2001-2002).

Robert L. Reynolds (52)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003) and Chief Operating Officer (2002) of FMR Corp. and is the head of the Fidelity Management Committee (2003). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996-2000).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

** Edward C. Johnson 3d, Trustee, is Abigail P. Johnson's father.

Annual Report

Non-Interested Trustees:

Correspondence intended for each non-interested Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (56)

Year of Election or Appointment: 2005

Trustee of Fidelity Mt. Vernon Street Trust. Mr. Dirks also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003).

Robert M. Gates (61)

Year of Election or Appointment: 1997

Dr. Gates is Vice Chairman of the non-interested Trustees (2005). Dr. Gates is President of Texas A&M University (2002). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001), and Brinker International (restaurant management, 2003). He also serves as a member of the Advisory Board of VoteHere.net (secure Internet voting, 2001). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999-2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (68)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), INET Technologies Inc. (telecommunications network surveillance, 2001), Teletech Holdings (customer management services), and HRL Laboratories (private research and development, 2004). He is Chairman of the General Motors Technology Advisory Committee and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), and Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002).

Marie L. Knowles (58)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (60)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. He was most recently Senior Vice President and Group Executive of Worldwide Sales and Services. From 1993 to 1995, he was Chairman of IBM World Trade Corporation, and from 1994 to 1998 was a member of IBM's Corporate Executive Committee. Mr. Lautenbach serves as Co-Chairman and a Director of Covansys, Inc. (global provider of business and technology solutions, 2000). In addition, he is a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida (1999). He also is a member of the Council on Foreign Relations.

Marvin L. Mann (71)

Year of Election or Appointment: 1993

Mr. Mann is Chairman of the non-interested Trustees (2001). He is Chairman Emeritus of Lexmark International, Inc. (computer peripherals), where he served as CEO until April 1998, retired as Chairman May 1999, and remains a member of the Board. Prior to 1991, he held the positions of Vice President of International Business Machines Corporation (IBM) and President and General Manager of various IBM divisions and subsidiaries. He is a member of the Executive Committee of the Independent Director's Council of the Investment Company Institute. In addition, Mr. Mann is a member of the President's Cabinet at the University of Alabama and the Board of Visitors of the Culverhouse College of Commerce and Business Administration at the University of Alabama.

William O. McCoy (71)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Franklin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999-2000) and a member of the Board of Visitors (1994-1998) for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan-Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16-school system, 1995-1998).

Cornelia M. Small (60)

Year of Election or Appointment: 2005

Ms. Small is a member (2000) and Chairperson (2002) of the Investment Committee, and a member (2002) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1998). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (65)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000), CEO (2002), a position he previously held from 1995-2000, Chairman of the Executive Committee (2000), and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, and Maersk Inc. (industrial conglomerate, 2002). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (65)

Year of Election or Appointment: 2005

Trustee of Fidelity Mt. Vernon Street Trust. Mr. Wolfe also serves as a Trustee (2005) or Member of the Advisory Board (2004) of other investment companies advised by FMR. Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993-2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003), Bausch & Lomb, Inc., and Revlon Inc. (2004).

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Mt. Vernon Street Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001) and a Director (2000) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991), Vice President of Fidelity® Magellan® Fund and FMR Growth Group Leader, and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services. In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

John B. McDowell (46)

Year of Election or Appointment: 2002

Vice President of Aggressive Growth. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Rajiv Kaul (33)

Year of Election or Appointment: 2003

Vice President of Aggressive Growth. Mr. Kaul serves as Vice President of another fund advised by FMR. Prior to assuming his current responsibilities, Mr. Kaul managed a variety of Fidelity funds. Mr. Kaul also serves as Vice President of FMR (2003) and FMR Co., Inc. (2003).

Eric D. Roiter (56)

Year of Election or Appointment: 1998

Secretary of Aggressive Growth. He also serves as Secretary of other Fidelity funds (1998); Vice President, General Counsel, and Clerk of FMR Co., Inc. (2001) and FMR (1998); Vice President and Clerk of FDC (1998); Assistant Clerk of Fidelity Management & Research (U.K.) Inc. (2001) and Fidelity Management & Research (Far East) Inc. (2001); and Assistant Secretary of Fidelity Investments Money Management, Inc. (2001). Prior to joining Fidelity, Mr. Roiter was with the law firm of Debevoise & Plimpton, as an associate (1981-1984) and as a partner (1985-1997), and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003).

Stuart Fross (45)
Year of Election or Appointment: 2003 Assistant Secretary of Aggressive Growth. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003) and is an employee of FMR.
Christine Reynolds (46)

Year of Election or Appointment: 2004

President, Treasurer, and Anti-Money Laundering (AML) officer of Aggressive Growth. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980-2002), where she was most recently an audit partner with PwC's investment management practice.

Timothy F. Hayes (53)

Year of Election or Appointment: 2002

Chief Financial Officer of Aggressive Growth. Mr. Hayes also serves as Chief Financial Officer of other Fidelity funds (2002). Recently he was appointed President of Fidelity Service Company (2003) where he also serves as a Director. Mr. Hayes also serves as President of Fidelity Investments Operations Group (FIOG, 2002), which includes Fidelity Pricing and Cash Management Services Group (FPCMS), where he was appointed President in 1998. Previously, Mr. Hayes served as Chief Financial Officer of Fidelity Investments Corporate Systems and Service Group (1998) and Fidelity Systems Company (1997-1998).

Kenneth A. Rathgeber (57)

Year of Election or Appointment: 2004

Chief Compliance Officer of Aggressive Growth. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

John R. Hebble (46)

Year of Election or Appointment: 2003

Deputy Treasurer of Aggressive Growth. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002-2003) and Assistant Treasurer of the Scudder Funds (1998-2003).

Kimberley H. Monasterio (40)

Year of Election or Appointment: 2004

Deputy Treasurer of Aggressive Growth. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

John H. Costello (58)
Year of Election or Appointment: 1990 Assistant Treasurer of Aggressive Growth. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.
Peter L. Lydecker (50)
Year of Election or Appointment: 2004 Assistant Treasurer of Aggressive Growth. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.
Mark Osterheld (49)
Year of Election or Appointment: 2002 Assistant Treasurer of Aggressive Growth. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.
Kenneth B. Robins (35)

Year of Election or Appointment: 2004

Assistant Treasurer of Aggressive Growth. Mr. Robins also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Thomas J. Simpson (46)

Year of Election or Appointment: 2000

Assistant Treasurer of Aggressive Growth. Mr. Simpson is Assistant Treasurer of other Fidelity funds (2000) and an employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).

Annual Report

Proxy Voting Results

A special meeting of the fund's shareholders was held on June 16, 2004. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To amend the Declaration of Trust to allow the Board of Trustees, if permitted by applicable law, to authorize fund mergers without shareholder approval.*
	# of Votes	% of Votes
Affirmative	11,409,332,516.64	72.882
Against	3,260,210,144.27	20.826
Abstain	678,535,496.25	4.334
Broker Non-Votes	306,568,548.60	1.958
TOTAL	15,654,646,705.76	100.000
PROPOSAL 2
To elect a Board of Trustees.*
	# of Votes	% of Votes
J. Michael Cook
Affirmative	14,583,400,319.55	93.157
Withheld	1,071,246,386.21	6.843
TOTAL	15,654,646,705.76	100.000
Ralph F. Cox
Affirmative	14,571,732,524.50	93.082
Withheld	1,082,914,181.26	6.918
TOTAL	15,654,646,705.76	100.000
Laura B. Cronin
Affirmative	14,403,325,218.88	92.007
Withheld	1,251,321,486.88	7.993
TOTAL	15,654,646,705.76	100.000
Robert M. Gates
Affirmative	14,585,233,401.72	93.169
Withheld	1,069,413,304.04	6.831
TOTAL	15,654,646,705.76	100.000
	# of Votes	% of Votes
George H. Heilmeier
Affirmative	14,594,586,462.70	93.228
Withheld	1,060,060,243.06	6.772
TOTAL	15,654,646,705.76	100.000
Abigail P. Johnson
Affirmative	14,560,528,472.79	93.011
Withheld	1,094,118,232.97	6.989
TOTAL	15,654,646,705.76	100.000
Edward C. Johnson 3d
Affirmative	14,529,687,967.52	92.814
Withheld	1,124,958,738.24	7.186
TOTAL	15,654,646,705.76	100.000
Donald J. Kirk
Affirmative	14,582,132,756.96	93.149
Withheld	1,072,513,948.80	6.851
TOTAL	15,654,646,705.76	100.000
Marie L. Knowles
Affirmative	14,601,265,136.66	93.271
Withheld	1,053,381,569.10	6.729
TOTAL	15,654,646,705.76	100.000
Ned C. Lautenbach
Affirmative	14,605,599,692.81	93.299
Withheld	1,049,047,012.95	6.701
TOTAL	15,654,646,705.76	100.000
Marvin L. Mann
Affirmative	14,580,125,404.96	93.136
Withheld	1,074,521,300.80	6.864
TOTAL	15,654,646,705.76	100.000
William O. McCoy
Affirmative	14,569,499,046.31	93.068
Withheld	1,085,147,659.45	6.932
TOTAL	15,654,646,705.76	100.000
	# of Votes	% of Votes
Robert L. Reynolds
Affirmative	14,598,307,412.02	93.252
Withheld	1,056,339,293.74	6.748
TOTAL	15,654,646,705.76	100.000
William S. Stavropoulos
Affirmative	14,569,692,813.67	93.069
Withheld	1,084,953,892.09	6.931
TOTAL	15,654,646,705.76	100.000
* Denotes trust-wide proposals and voting results.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity International Investment
Advisors

Fidelity Investments Japan Limited

Fidelity International Investment
Advisors (U.K.) Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

Fidelity's Growth Funds

Aggressive Growth Fund

Blue Chip Growth Fund

Blue Chip Value Fund

Capital Appreciation Fund

Contrafund ®

Disciplined Equity Fund

Discovery Fund

Dividend Growth Fund

Export and Multinational Fund

Fidelity Fifty ®

Fidelity Value Discovery Fund

Focused Stock Fund

Growth Company Fund

Independence Fund

Large Cap Stock Fund

Leveraged Company Stock Fund

Low-Priced Stock Fund

Magellan® Fund

Mid-Cap Stock Fund

New Millennium Fund®

OTC Portfolio

Small Cap Independence Fund

Small Cap Stock Fund

Stock Selector

Structured Large Cap Growth Fund

Structured Large Cap Value Fund

Structured Mid Cap Growth Fund

Structured Mid Cap Value Fund

Tax Managed Stock Fund

Trend Fund

Value Fund

Please carefully consider the funds' investment objectives, risks, charges and expenses before investing. For this and other information, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions and
Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774
(8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

FEG-UANN-0105
1.786704.101

Item 2. Code of Ethics

As of the end of the period, November 30, 2004, Fidelity Mt. Vernon Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended November 30, 2004 and November 30, 2003, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Aggressive Growth Fund and Fidelity New Millennium Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2004A	2003A
Fidelity Aggressive Growth Fund	$66,000	$69,000
Fidelity New Millennium Fund	$49,000	$53,000
All funds in the Fidelity Group of Funds audited by PwC	$10,600,000	$10,500,000
A	Aggregate amounts may reflect rounding.

For the fiscal years ended November 30, 2004 and November 30, 2003, the aggregate Audit Fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Growth Company Fund (the fund) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2004A	2003A
Fidelity Growth Company Fund	$66,000	$65,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities	$4,400,000	$4,300,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended November 30, 2004 and November 30, 2003, the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2004A	2003 A, B
Fidelity Aggressive Growth Fund	$0	$0
Fidelity New Millennium Fund	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended November 30, 2004 and November 30, 2003, the aggregate Audit-Related Fees billed by Deloitte Entities for services rendered for assurance and related services to the fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2004A	2003 A, B
Fidelity Growth Company Fund	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended November 30, 2004 and November 30, 2003, the aggregate Audit-Related Fees that were billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2004 A	2003A, B
PwC	$0	$50,000
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended November 30, 2004 and November 30, 2003, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2004A	2003A, B
Fidelity Aggressive Growth Fund	$3,200	$3,000
Fidelity New Millennium Fund	$2,400	$2,200
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended November 30, 2004 and November 30, 2003, the aggregate Tax Fees billed by Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for the fund is shown in the table below.

Fund	2004A	2003A, B
Fidelity Growth Company Fund	$4,700	$4,500
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended November 30, 2004 and November 30, 2003, the aggregate Tax Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2004A	2003A, B
PwC	$0	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended November 30, 2004 and November 30, 2003, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the funds is shown in the table below.

Fund	2004A	2003A, B
Fidelity Aggressive Growth Fund	$5,600	$5,700
Fidelity New Millennium Fund	$4,200	$4,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended November 30, 2004 and November 30, 2003, the aggregate Other Fees billed by Deloitte Entities for all other non-audit services rendered to the fund is shown in the table below.

Fund	2004A	2003A, B
Fidelity Growth Company Fund	$0	$0
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

In each of the fiscal years ended November 30, 2004 and November 30, 2003, the aggregate Other Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2004A	2003A, B
PwC	$540,000	$140,000
Deloitte Entities	$850,000	$160,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2004 and November 30, 2003 on behalf of each fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2004 and November 30, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2004 and November 30, 2003 on behalf of each fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2004 and November 30, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2004 and November 30, 2003 on behalf of each fund.

There were no amounts, including amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time, that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2004 and November 30, 2003 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) According to PwC for the fiscal year ended November 30, 2004, the percentage of hours spent on the audit of each fund's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of PwC is as follows:

Fund	2004
Fidelity Aggressive Growth Fund	0%
Fidelity New Millennium Fund	0%

According to Deloitte Entities for the fiscal year ended November 30, 2004, the percentage of hours spent on the audit of the fund's financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of Deloitte Entities is as follows:

Fund	2004
Fidelity Growth Company Fund	0%

(g) For the fiscal years ended November 30, 2004 and November 30, 2003, the aggregate fees billed by PwC of $2,700,000A and $1,850,000A,B for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2004A	2003A,B
Covered Services	$550,000	$200,000
Non-Covered Services	$2,150,000	$1,650,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

For the fiscal years ended November 30, 2004 and November 30, 2003, the aggregate fees billed by Deloitte Entities of $1,600,000A and $1,350,000A, B for non-audit services rendered on behalf of the fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2004A	2003A, B
Covered Services	$850,000	$150,000
Non-Covered Services	$750,000	$1,200,000
A	Aggregate amounts may reflect rounding.
B

Includes amounts related to non-audit services prior to May 6, 2003 that would have been subject to pre-approval if the SEC rules relating to the pre-approval of non-audit services had been in effect at that time.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds, taking into account representations from PwC and Deloitte Entities, in accordance with Independence Standards Board Standard No.1, regarding their independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Mt. Vernon Street Trust

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	January 24, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	January 24, 2005
By:	/s/Timothy F. Hayes
Timothy F. Hayes
Chief Financial Officer

Date:	January 24, 2005